
                                                                    EXHIBIT 10.3

                                    86-82744

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                                PARK PLAZA MALL,
                              LITTLE ROCK, ARKANSAS

                           CONSTRUCTION, OPERATION AND
                          RECIPROCAL EASEMENT AGREEMENT


                                  by and among

                     CONSTRUCTION DEVELOPERS, INCORPORATED,

                            AN ARKANSAS CORPORATION,

                        DILLARD DEPARTMENT STORES, INC.,

                             A DELAWARE CORPORATION,

                                       and

                     HERRING-MARATHON MASTER PARTNERSHIP B,

                           A TEXAS GENERAL PARTNERSHIP



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                                                                         [STAMP]

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                                TABLE OF CONTENTS

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PARTIES ..............................................................................      1
RECITALS .............................................................................      1
DEFINITIONS ..........................................................................      2

                                     PART I

ARTICLE I      DESIGN ................................................................      7

Section 1.1    Designing .............................................................      7
Section 1.2    Plans for Common Area Site Work .......................................      8
Section 1.3    Approval of Preliminary Plans .........................................      8
Section 1.4    Plans and Specifications by Developer .................................      9
Section 1.5    Approval of Final Plans ...............................................     10
Section 1.6    Design Schematics by Department Store .................................     10
Section 1.7    Parking Requirements ..................................................     11
Section 1.8    Effect of Approval ....................................................     11
Section 1.9    Compliance with Laws ..................................................     11
Section 1.10   Preparation of Plans and Document Approval ............................     11

                                     PART II

ARTICLE II     CONSTRUCTION OF SHOPPING CENTER .......................................     12

Section 2.1    Common Area Site Work .................................................     12
Section 2.2    Construction by Dillard ...............................................     12
Section 2.3    Changes in Buildings ..................................................     13
Section 2.4    Construction Requirements and Standards ...............................     13
Section 2.5    Progress Reports ......................................................     15
Section 2.6    Future Expansion ......................................................     15
Section 2.7    Insurance During Construction .........................................     16
Section 2.8    Liens                                                                       17

                                    PART III

ARTICLE III    OPERATION .............................................................     17

Section 3.1    Shopping Center Name ..................................................     17
Section 3.2    Tenant Selection ......................................................     18
Section 3.3    Advertising and Promotional Service ...................................     18
Section 3.4    Common Areas Operation ................................................     19
Section 3.5    Resident Manager ......................................................     20
Section 3.6    Utilities .............................................................     20
Section 3.7    Taxes .................................................................     20
Section 3.8    Insurance During Operation ............................................     20
Section 3.9    Maintenance ...........................................................     25
Section 3.10   Compliance with Laws ..................................................     27
Section 3.11   Signs .................................................................     28

ARTICLE IV     OPERATING COVENANTS ...................................................     29

Section 4.1    Developer Operating Covenant ..........................................     29
Section 4.2    Dillard Operating Covenant ............................................     30
Section 4.3    Temporary Cessation of Business .......................................     32

                                       (i)

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                                     PART V

ARTICLE XI     MISCELLANEOUS .....................................   57

Section 11.1   Parties Not Partners ..............................   57
Section 11.2   No Waiver .........................................   57
Section 11.3   Captions ..........................................   58
Section 11.4   Governing Law .....................................   58
Section 11.5   Severable Provisions ..............................   58
Section 11.6   Modification ......................................   58
Section 11.7   Counterparts ......................................   58
Section 11.8   Developer's Liability .............................   58
Section 11.9   Estoppel Certificate ..............................   59
Section 11.10  No Public Dedication ..............................   60
Section 11.11  No Third Party Beneficiary ........................   60
Section 11.12  Land Covenants ....................................   60
Section 11.13  Force Majeure .....................................   61
Section 11.14  Term ..............................................   61
Section 11.15  Termination Rights ................................   61
Section 11.16  Recording .........................................   62
Section 11.17  Notices ...........................................   62
Section 11.18  Successors ........................................   63
Section 11.19  Mortgagee's Right to Cure Defaults ................   63
Section 11.20  Limitation of Mortgagee's Liability ...............   63

SIGNATURE PAGE

                                    EXHIBITS

        EXHIBIT A    Part I      Shopping Center Tract
                     Part II     Dillard Tract
                     Part III    Condev Tract
                     Part IV     Developer Tract
                     Part V      Reserve Tract

        EXHIBIT B    Plot  Plan

                                      (ii)

                     CONSTRUCTION, OPERATION AND RECIPROCAL

                               EASEMENT AGREEMENT

     THIS CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT (hereinafter referred to as the "Agreement"), made as of the 15th day of December, 1986, to be effective as of December 31, 1986 (such later date being hereinafter sometimes referred to as the "Date of this Agreement"), by and among HERRING-MARATHON MASTER PARTNERSHIP B, a Texas general partnership, having its principal place of business at One Galleria Tower, Suite 1200, 13355 Noel Road, Dallas, Texas 75240-6614 (hereinafter referred to as "Developer"), CONSTRUCTION DEVELOPERS, INCORPORATED, an Arkansas corporation, having its principal place of business at 900 West Capitol Avenue, Little Rock, Arkansas 72201 (hereinafter sometimes referred to as "Condev"), and DILLARD DEPARTMENT STORES, INC., a Delaware corporation, having its principal place of business at 900 West Capitol Avenue, Little Rock, Arkansas 72201 (herein sometimes referred to as "Dillard Store"; Condev and Dillard Store being hereinafter sometimes referred to collectively as "Dillard").

                              W I T N E S S E T H:

     WHEREAS, Developer, Dillard Store and/or Condev have heretofore or simultaneously with the effectiveness of this Agreement each acquired fee simple title to certain adjoining parcels of land (hereinafter referred to respectively as the "Developer Tract", "Dillard Tract" and "Condev Tract"), each as shown on the Plot Plan attached hereto as Exhibit B; and

     WHEREAS, there is presently located (a) on the Developer's Tract a fully improved and developed shopping center with a partially enclosed courtyard style design which Developer shall modify and reconstruct as an enclosed mall, and (b) on the Dillard Tract a fully improved and developed department store, each of which have been opened to the public and have carried on business for an extended period of time; and

     WHEREAS, Condev has heretofore or simultaneously with the effectiveness of this Agreement acquired fee simple title to a tract of land hereinabove described as the Condev Tract, which is adjacent to the Developer Tract upon which Dillard Store and/or Condev shall construct or cause to be constructed a department store and other improvements; and

     WHEREAS, in order to make use of their Tracts as an integrated shopping center, Developer, Dillard Store and Condev desire to exchange with each other certain easements in, to, over, under and across their respective Tracts and to make certain other covenants and agreements, all as hereinafter provided and more specifically set forth; and

     WHEREAS, it is the intention of this Agreement to set forth the rights, obligations, duties and responsibilities of the Parties in connection with the development and use of the buildings and the operation thereof.

     NOW, THEREFORE, for valuable consideration paid by each of the Parties to the other, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual covenants and agreements herein contained, it is hereby contracted, covenanted and agreed as follows, to-wit:

                                   DEFINITIONS

     As used in this Agreement, the following words and phrases, shall mean:

     (1) "BUILDING(S)" - all Improvements to and upon the Shopping Center Tract, excluding the Common Areas, (except the Enclosed Mall), the Outdoor Selling Area, if any, and the landscaping, if any, between the exterior perimeter walls of Buildings and the Building Perimeter Sidewalks.

     (2) "BUILDING PERIMETER SIDEWALK" - sidewalks that adjoin either (a) the exterior perimeter walls of the Buildings situated upon the Shopping Center Tract, or (b) landscaping adjacent to the exterior perimeter walls of said Buildings, all as shown on the Plot Plan.

     (3) "COMMON AREA" - all areas within the exterior boundaries of the Shopping Center Tract (including, but not limited to, all items of Common Area shown on Exhibit B) which are for the general use, convenience and benefit of all the Parties hereto (and their tenants, subtenants, customers, employees, concessionaires and other Permittees) and not the Floor Area intended for the exclusive use and occupancy of an Occupant (and its customers, concessionaires and other Permittees), including but not limited to:

     (a) the Parking Area and individual Parking Spaces for motor vehicles of customers and employees of each Department Store and other Occupants, including multilevel Parking Spaces, if any;

     (b) roadways, driveways, aisles, islands, entrances and exits to and from public roadways and streets to provide vehicular access included in such Parking Area;

     (c) sidewalks, walkways, Building Perimeter Sidewalks and stairways to provide pedestrian access included in such Parking Area;

     (d) landscaped and exterior planted areas (except landscaping between the exterior perimeter walls of the Buildings and the Building Perimeter Sidewalks);

     (e)  the Enclosed Mall; and

     (f) ramps, truck ways, loading areas (excluding those designed or intended for the exclusive use of a Party hereto or Occupant as hereinafter defined) delivery passages, truck tunnels and service corridors connecting therewith.

(4) "COMMON AREA IMPROVEMENTS" - all construction and improvements in and to the Common Area (except the Enclosed Mall) provided for in the Plans and Specifications.

(5) "COMMON BUILDING COMPONENT" - any structural part of a Building, such as footings, foundations, supports, walls and roofs, located on more than one Tract situated within the Shopping Center Tract.

(6) "COMMON UTILITY FACILITIES" - storm drainage systems, gas pipelines, water pipelines, fire protection systems, power and telephone cables and similar utilities serving the Shopping Center Tract and located either within the Common Areas or without the Shopping Center Tract but extending to the Building Perimeter Sidewalks (but not closer than five (5) feet to Building exterior walls) on the Tract of each Party and which are intended for the common use of the Parties.

(7)  "DEPARTMENT STORE" - Dillard.

(8) "DEPARTMENT STORE TRACTS" - the land belonging to Dillard Store and/or Condev, being the Shopping Center Tract less the Developer's Tract, consisting of the Dillard Tract and the Condev Tract, and each being fully described by metes and bounds on Exhibit A hereto and as shown on the Plot Plan attached as Exhibit B.

(9) "DESIGN SCHEMATICS" - drawings or renderings (including front and side elevations and perspectives, for the exterior, of the Developer's Buildings, and the landscaping, if any, between the exterior perimeter walls of Buildings and the Building Perimeter Sidewalks) that show the general appearance to be anticipated in certain Improvements to be constructed.

(10) "DEVELOPER BUILDINGS" - all buildings located on the Developer Tract as shown on Exhibit B.

(11) "DEVELOPER TRACT" - the land belonging to Developer, being the Shopping Center Tract less each Department Store Tract, and being fully described by metes and bounds on Exhibit A hereto and as shown on the Plot Plan attached as Exhibit B.

(12) "ENCLOSED MALL" - (herein sometimes called "Mall" when the context requires "Mall" to mean "Enclosed Mall") that portion of the Building on the Developer Tract designated "Enclosed Mall" on the Plot Plan which presently is occupied by a partially enclosed, courtyard style mall, but which Developer will modify and reconstruct as an enclosed mall, and including, without limitation, covered and roofed malls, courts and arcades on one or more levels, all of which are mechanically heated and air conditioned for climatic control, but excluding those areas and Improvements designated or used as "kiosks" or boutiques (or otherwise, for income-producing purposes) and service corridors that are part of the Common Areas.

(13) "FLOOR AREA" - the space in a horizontal plane occupied by the surface of each floor within a completed Building, and the space in a horizontal plane occupied by the surface of each floor within a completed kiosk, boutique or similar income producing Improvements not within a Building, said space being measured in square feet, determined by the linear dimensions in feet from the outside of the exterior Building perimeter walls to the outside of the exterior Building perimeter walls (except party walls as to which the center thereof, instead of the exterior faces thereof, shall be used), including any such space covered by:

     (a)  basements and other similar subterranean areas;

     (b) balconies and mezzanines, other than those used exclusively for stock or storage purposes;

     (C)  walls and columns;

     (d)  elevators, dumbwaiters, stairs, escalators and conveyors; and

     (e)  mechanically heated or air conditioned Outdoor Selling Area;

     but excluding any such space covered by:

     (f)  the Enclosed Mall;

     (g) electrical and/or mechanical rooms and/or penthouses used to serve any Occupant;

     (h)  transformer room or vault;

     (i)  sheds used exclusively for Common Area maintenance purposes;

     (j)  unenclosed truck docks;

     (k)  decked storage areas above floor level; and

     (1)  Outdoor Selling Areas not mechanically heated or air conditioned;

     and the said Floor Area of each Party hereto shall be certified by said Party's architect to the other Party.

(14) "GROSS LEASABLE AREA" - Floor Area intended and ready for the exclusive use and occupancy of an Occupant, prospective or actual, measured in square feet, determined by the linear dimensions in feet, from the center of joint partitions, party walls or interior walls (or the outside of the exterior Building perimeter walls, as applicable) to the center of joint partitions, party walls or interior walls (or the outside of the exterior Building perimeter walls, as applicable), excluding any Floor Area:

     (a)  in any public meeting hall or auditorium;

     (b) in any public restroom that is neither leased by an Occupant nor a Department Store;

     (c) in Shopping Center management offices and in Advertising and Promotional Service offices, all of which shall not exceed a total of 3,000 square feet; and

     (d) to be used by or for the Occupants and their Permittees in common with each other;

     and the said Gross Leasable Area of each Party hereto shall be certified by said Party's architect to the other Parties, provided that any dispute about such certification shall be submitted to arbitration under the provisions of Section 9.4 of this Agreement.

(15) "IMPROVEMENTS" - all improvements to land of every nature and kind, including underground utility installations, upon the Shopping Center Tract, including the Common Areas, the Enclosed Mall, the Buildings, and the landscaping.

(16) "MALL TENANT" - any Occupant occupying Gross Leasable Area in the Developer Buildings adjoining the Enclosed Mall.

(17) "OCCUPANT" - any person, including the Parties hereto, who is legally entitled to the exclusive use and occupancy of any Floor Area under the rights contained in a deed or written lease agreement.

(10) "OUTDOOR SELLING AREA" - the land, being a portion of the Shopping Center Tract and any Improvements situated thereon, that may be from time to time exclusively appropriated for permanent or temporary outdoor selling, as designated on the Plot Plan or as agreed upon later by consent of all the Parties hereto, said Outdoor Selling Area being exclusive of the Common Areas, the Enclosed Mall, and the Buildings and the landscaping, if any, between the exterior perimeter walls of Buildings and the Building Perimeter Sidewalks situated upon the Shopping Center Tract.

(19) "PARKING AREA" - the land area within the Shopping Center Tract intended for the use of permitting licensed motor vehicles to enter into, park upon and exit from said Tract, together with the Improvements thereon (i.e., the paved area used for bays, aisles, driveways, entrances and exits, and the parking deck to be constructed by Developer, located upon said land and within the areas designated for parking on the Plot Plan).

(20) "PARKING SPACE" - the paved land or parking deck area, marked by painted striping and situated within the Parking Area, for the use of permitting one automobile to be situated and parked thereon, and shown on Exhibit B.

(21) "PARTY" - each separate principal business entity making, entering into and signing this Agreement, whether or not such business entity is an individual or individuals (that is, natural person or persons), a partnership, a joint venture or a corporation, and being either Developer, Dillard or Condev, or any successor to any such business entities permitted under the provisions hereof, and being sometimes referred to collectively herein as the "Parties" or individually as a "Party."

(22) "PHASE I" - the land and buildings on the Shopping Center Tract as of the date of execution of this Agreement.

(23) "PHASE II" - the land and buildings on the Shopping Center Tract after completion of the renovation and remodelling of the existing department store owned by Dillard, the Developer Buildings and the new building to be constructed on the Condev Tract and the site work to be performed in conjunction therewith, the final configuration of said "Phase II" being shown on Exhibit B hereof.

(24) "PERMISSIBLE BUILDING AREA" - the land within the Shopping Center Tract upon which a designated Party may construct either its initial Building or any expansion thereof or its future Building, if any, as provided herein and as shown on the Plot Plan.

(25) "PERMITTEE" - any Occupant and any officer, director, partner, employee, agent, contractor, customer, visitor, patient, client, invitee, licensee, subtenant or concessionaire of any Occupant.

(26) "PLAN AND SPECIFICATIONS" - complete architectural and engineering drawings and written requirements for the constuction of Improvements, including all working drawings, Design Schematics and written requirements for workmanship and materials, all of which show details adequate for the commencement and pursuit of actual construction.

(27) "PLOT PLAN" - the drawing attached hereto as Exhibit B and made a part hereof that shows the general nature, size, location and/or shape of:

     (a) the Improvements situated or to be situated on the Shopping Center Tract, including the Permissible Building Areas, the Building Perimeter Sidewalks, the Common Areas, the Enclosed Mall and the Buildings;

     (b)  adjoining and/or nearby public streets or highways; and

     (c) the Shopping Center Tract and each component Tract of said Shopping Center Tract.

(28) "PRELIMINARY PLANS" - those plans and specifications provided for in
     Section 1.2.

(29) "RESERVE TRACTS" - those certain tracts of land adjacent to the Shopping Center Tract, said Reserve Tracts being fully described by metes and bounds on Exhibit A and shown on Exhibit B.

(30) "RING ROAD" - that portion of the Common Area which is crosshatched and so designated on Exhibit B.

(31) "SHOPPING CENTER" - the Shopping Center Tract and all Improvements situated thereon.

         (32) "SHOPPING CENTER TRACT" - the land containing the Developer's Tract and each Department Store Tract, described by metes and bounds on Exhibit A hereto and as shown on the Plot Plan attached as Exhibit B.

         (33) "SEPARATE AGREEMENT" - as to Dillard and Condev, the two Supplemental Agreements between Dillard Store, Condev and Developer that were made effective as of the Date of this Agreement, which Separate Agreements set forth certain confidential understandings and agreements between Developer, Condev and Dillard Store not set forth herein but which relate to and bind them and their respective successors in title to the Developer Tract and the Department Store Tracts, respectively, and which contain, among other things, specifications of each Department Store's share and method of allocation of various expenses relating to the Shopping Center, to which Separate Agreements reference is hereby made for the sole purpose of putting all Parties hereto on notice of such Separate Agreements and each agreement is hereby incorporated herein for such purpose only, it being understood that such Separate Agreements shall be effective only as between Dillard Store and Condev, and their respective successors and assigns, and Developer and its successors and assigns.

         (34) "TRACT" - the parcel of land situated within the Shopping Center Tract belonging to any Party hereto.

                                     PART I

                                    ARTICLE I

                                     DESIGN

         Section 1.1 Designing. (a) Developer shall cause to be performed all Common Area site work within the Shopping Center Tract in accordance with Plans and Specifications prepared by it as provided for in Section 1.2 and approved by the Department Store. Developer represents that it has retained the services of Architecture +, Architects for the preparation of said Plans and Specifications.

         (b) On or before sixty (60) days after the Date of this Agreement, Developer, at its expense, shall complete and deliver to the Department Store, for informational purposes only, Design Schematics and material samples for all buildings on the Developer Tract. Said Design Schematics shall be consistent with the Plot Plan, contain not less than 200,000 square feet of Gross Leasable Floor Area of Developer Buildings, be located completely within that portion of the Developer Tract being within the area designated "Permissible Building Area" on the Plot Plan and otherwise be in accordance with the provisions of this Agreement. The Final Plans (as hereinafter defined) for

Developer Buildings shall he consistent with the Design Schematics as delivered to the Department Store as required by this Section.

     Section 1.2   Plans for Common Area Site Work.   Developer shall prepare at
its expense and submit to the Department Store for its approval, preliminary plans and specifications ("Preliminary Plans") for the Phase II Common Area Improvements (as hereinafter defined) on or associated with the Condev Tract and Dillard Tract which shall provide for:

     (a) Parking Areas on Phase II paved to the extent, in the areas and of the character as shown on the Plot Plan and of the capacity referred to in
          Section 1.7 hereof, which Developer represents is not less than the parking area required by any applicable state, county or municipal law, ordinance or regulation, and showing the lighting plan, grading, drainage and the markings and directional signs for such parking area;

     (b) driveways with exits and entrances, truck and delivery passages, truck ways, truck loading areas, ramps, access and egress roads, retaining walls (but not building foundation walls or combination retaining building foundation walls), walkways (but not curbs and walkways adjoining the Department Store Buildings), exterior landscaped and planted areas (except between Building Perimeter Sidewalks and the Department Store Buildings), and utility and other service buildings on the Shopping Center Tract (including, but without limitation, those shown on the Plot Plan) necessary for the proper operation of the Buildings in Phase II in accordance with present reasonable standards of good shopping center operation; and

     (C) all other facilities and improvements on the Shopping Center Tract necessary for the operation of the Shopping Center in accordance with present reasonable standards of good shopping center operation, including, but without limitation, Common Utility Facilities, fire hydrants, water mains and taps adequately sized to deliver a water supply at the maximum that can be supplied by the serving water authority for sprinkler protection, storm sewers and sanitary sewers, and underground power lines and telephone lines.

     The foregoing Preliminary Plans shall include, but are not limited to, a grading plan, parking layout plan, landscaping plan, irrigation plan, lighting plan and plans for any work off the Shopping Center Tract required of Developer in conjunction with the Phase II Common Area work. The work and improvements provided for in the Preliminary Plans and the Final Plans as hereinafter defined shall be deemed to be the "Phase II Common Area Improvements".

     Section 1.3   Approval of Preliminary Plans.   Within thirty (30) days
after the receipt of Developer's Preliminary Plans for the construction provided for under Section 1.2, the Department Store shall give Developer notice in writing of its approval or disapproval thereof, specifying in the latter event the reasons therefor. Failure by the Department Store to give either notice of approval or disapproval within said period shall be deemed to constitute approval given thereof by the Department Store.

     Developer will, within thirty (30) days after the expiration of the aforementioned thirty (30) day period, make all appropriate changes, modifications and corrections to and of said Preliminary Plans which the Department Store shall reasonably request. Upon completion thereof, Developer will resubmit to the Department Store the plans as changed, modified or corrected which it shall then approve subject to its reasonable satisfaction. Failure by the Department Store to give notice in writing of either its approval and disapproval within thirty (30) days after receipt of said changed, modified or corrected plans shall be deemed to constitute approval.

     Section 1.4 Plans and Specifications by Developer. As used herein, the phrase "Final Plans" shall mean definitive architectural plans and specifications, including all necessary working drawings in detail sufficient to permit construction in full of the facilities and improvements referred to in
Section 1.2.

     Following approval of the Preliminary Plans as provided in Section 1.3 hereof, Developer shall promptly proceed at its expense with the preparation of Final Plans for the Phase II Common Area Improvements referred to in Section 1.2 hereof. Developer will, at the request of the Department Store, from time to time, cause its engineer to consult with the Department Store and to incorporate therein such changes and modifications as may be reasonably requested by the Department Store, provided such requests are consistent with the approved Preliminary Plans, the Plot Plan and this Agreement.

     Final Plans for the construction provided for in Section 1.2 shall be submitted to the Department Store in stages, but all such plans and specifications shall be submitted no later than August 1, 1987.

     Section 1.5 Approval of Final Plans. Within thirty (30) days after receipt of Final Plans prepared pursuant to Section 1.4 hereof, the Department Store shall give Developer notice in writing of its approval or disapproval thereof, specifying in the latter event that reasons therefor. The Department Store's right to disapprove such Final Plans shall be limited to objections that they do not provide for construction consistent with the approved Preliminary Plans, the Plot Plan or this Agreement. Failure by the Department Store to give either notice of approval or disapproval within said period shall be deemed to constitute approval given thereof by the Department Store. The Department Store shall not unreasonably withhold its approval and in the event of disapproval shall specifically specify the basis therefore.

     Developer will, within fifteen (15) days after the expiration of the aforementioned thirty (30) day period, make all appropriate changes, modifications and corrections to said Final Plans which the Department Store is permitted to and may request within said period. Upon completion thereof, Developer will resubmit to the Department Store the Final Plans as changed, modified or corrected which it shall then approve subject to its reasonable satisfaction. Failure by the Department Store to give notice in writing or either its approval or disapproval, within fifteen (15) days after receipt of said changed, modified or corrected Final Plan shall be deemed to constitute approval.

     Section 1.6 Design Schematics by Department Store. On or before sixty (60) days after the Date of this Agreement, the Department Store, at its own cost and expense, shall complete and deliver to Developer, for informational purposes, Design Schematics relating to the exterior treatment of its Building to be constructed on the Condev Tract and any intended exterior modifications to its Building on the Dillard Tract.

     The exterior appearance of the Buildings shall be architecturally harmonious with the exterior appearance of the Buildings as shown in the Design Schematics delivered to Department Store by Developer.

     Section 1.7 Parking Requirements. Each Party hereto shall provide on its Tract at all times during the term of this Agreement a minimum parking area capacity of no less than four (4) car spaces, of the minimum dimensions as shown on the Plot Plan, for each 1,000 square feet of Gross Leasable Area located on its Tract. The parking requirements on the Shopping Center Tract may be met by deck parking to be constructed by Developer at its expense as shown on the Plot Plan.

     Section 1.8 Effect of Approval. Notwithstanding the approval by the Department Store in this Article, Developer shall be solely responsible for the design, supervision and inspection of the work to be performed pursuant to the Final Plans and neither the reservation of such rights nor the granting by the Department Store of any approvals shall be deemed to relieve Developer from such responsibility or to constitute a waiver by the Department Store of any claim arising out of Developer's failure to meet such responsibility.

     Section 1.9 Compliance with Laws. Dillard, as to the construction to be performed by or for it on the Condev Tract or the Dillard Tract, Developer, as to the Common Area Improvements to be constructed by the Developer, and all plans and specifications for the construction of Buildings and Improvements shall comply with the building and zoning laws of the municipality or other governmental subdivision wherein the Shopping Center Tract is situated and with all laws, ordinances, orders, rules, regulations and requirements of all federal, state, county and municipal governments and the appropriate departments, commissions, boards and officers thereof.

     Section 1.10 Preparation of Plans and Document Approval. The documents required by this Article shall be prepared and sealed by a licensed engineer or architect and shall be delivered in duplicate to the Party entitled to receive such documents.

     Approval of documents required to be submitted hereunder or any matter pertaining to such work, construction or public improvements made by a Party hereto under either the provisions of this Agreement or the requirement of a governmental authority shall be made by a representative of such Party as follows:

    FOR DILLARD:

         DILLARD DEPARTMENT STORES, INC.
         900 West Capitol Avenue
         Little Rock, Arkansas 72201

         Attention:    Mr. J. Story
                       Vice President Construction

    FOR DEVELOPER:

         Herring Marathon Group Inc.
         One Galleria Tower (Suite 1200)
         13355 Noel Road
         Dallas, Texas 75240-6614

         Attention:    Mr. C. David Stautz
                       Senior Vice President

subject to the right of each Party to designate a different representative by giving appropriate notice as set forth in Section 11.17 entitled "Notices" hereof.

                                     PART II

                                   ARTICLE II

                         CONSTRUCTION OF SHOPPING CENTER

     Section 2.1 Common Area Site Work. Developer hereby represents that it will enter into a construction contract with Herring Marathon Construction Group Inc., a subsidiary or related entity or an independent contractor, as general contractor for the performance of all construction related to Phase II Common Area Improvements provided for in the Final Plans. Developer represents that said contractor shall commence and proceed diligently with all of said construction. All work shall be done in accordance with the approved Final Plans. Developer represents that all construction of Phase II Common Area Improvements shall be completed by July 6, 1988.

     Section 2.2 Construction by Dillard. Provided that all matters to be done or performed then or prior thereto by Developer under this Agreement and any Supplemental Agreement shall have been duly done and performed, and provided that it then appears to Dillard's reasonable satisfaction that Developer has met or will meet it obligations as set forth in Section 2.1, Dillard will commence or cause to commence construction of the Dillard Building on the Condev Tract and the remodelling of the Dillard Building on the Dillard Tract by a date which will permit the completion thereof for an opening by March 10, 1988. Said Buildings shall be within the lines of the area designated "Permissible Building Area" on the Plot Plan; shall have a major entrance abutting and fronting on the Enclosed Mall; shall conform to this Agreement and be as shown on the Plot Plan. Any delay on the part of Developer in completing its work by the date set forth above, which completed work is necessary prior to Dillard's commencement or completion of construction of the Dillard Buildings on the Condev Tract and/or the Dillard Tract, shall extend the completion of construction date of the Dillard Buildings by the period of said delay and shall extend Dillard's opening date as specified in this Section 2.2 by the period of said delay.

     Section 2.3   Changes in Buildings.   Any Building on the Shopping Center
Tract may at any time be altered, provided that as so altered the exterior appearance shall remain architecturally harmonious with the Shopping Center Buildings after such alteration, and provided that any such Building shall (i) continue to comply with Sections 1.7, 1.9, and 2.8 hereof, (ii) remain within the "Permissible Building Area," (iii) not result in a condition inconsistent with the improvements as shown or provided for on the Plot Plan or Final Plans,
(iv) not impair the structural integrity and soundness of the Building, (v) not result in a substantially different exterior appearance than existed before, or
(vi) not render performance of any covenant hereunder on the part of any Party impossible. During the term of the Parties' Operating Covenants, and subject to the provisions of Articles VII and VIII hereof, a Building may not be demolished.

     Section 2.4   Construction Requirements and Standards.

     A. Prior to commencement of construction, Dillard shall prepare and deliver to Developer two (2) copies of a plot plan with designations thereon in relation to its construction to be performed on the Condev Tract, of the location of:

     (a) material and equipment storage sites;

     (b) construction shacks and temporary improvements incidental to its respective construction;

     (C) assigned parking areas for its architects, contractors, subcontractors and their agents, employees and representatives; and

     (d)  construction haul road location.

        The Developer shall have the right, upon fifteen (15) days' notice to Dillard, to suggest reasonable adjustments to the respective designated locations in order to prevent unnecessary conflict between the respective performance of construction by Developer and Dillard or in order to minimize hazard, obstruction or substantial inconvenience to Occupants on the Shopping Center Tract.

     B. Dillard and Developer shall each, at their own cost and expense, construct and maintain suitable construction barriers during at least the time that hazards of construction exist.

     C. The construction work to be performed by the Parties shall be subject to and in accordance with the following requirements and standards to the maximum applicable extent:

     (a) All construction refuse and debris (other than that located within any fenced staging area) shall be removed from the Common Area regularly and if not removed it will be stored in containers. All construction materials shall be kept within staging areas. All construction work done or caused to be done by a Party shall be in strict compliance with local, state and federal regulatory requirements, including environmental requirements, for work done in buildings containing asbestos.

     (b) Each Party shall perform its respective construction so as not to: (i) cause any unnecessary increase in the cost of construction of the other, (ii) unreasonably interfere with the construction of the other, and (iii) unreasonably impair the use, occupancy or enjoyment of the existing Shopping Center by the Occupants thereof. All construction once commenced shall be diligently pursued to completion to the end that as little interruption to the operation of the Shopping Center as possible will result.

     (c) Each Party shall use its best efforts to cause its architects, contractors and the subcontractors of its contractors to cooperate and coordinate its construction with the other Parties' respective architects, contractors and subcontractors to the extent reasonably practicable to achieve the objectives set forth herein.

     (d) In the event any of the construction work to be performed by a Party shall not have been substantially completed (to the extent that the remaining construction work to be performed thereon could reasonably be deemed to constitute a hazardous condition) after a Party shall have opened for business to the general public, or, in the event any Party shall commence any construction work in accordance with the provisions of this Agreement at any time or times after a Party shall have opened for business to the general public (to the extent such construction work could reasonably be deemed to constitute a hazardous condition), then the Party on whose Tract the construction is being performed shall erect or cause to be erected adequate painted construction barricades substantially enclosing the respective construction not yet substantially completed and shall maintain such barricades until such construction shall have been substantially completed (to the extent necessary to remove such hazardous condition, as aforesaid).

     (e) Each Party shall at all times: (i) take any and all safety measures reasonably required to protect the other Parties hereto and all Permittees from injury or damage caused by or resulting from the performance of its construction, (ii) indemnify, defend and hold harmless the Parties hereto from and against all claims, costs, expenses and liabilities arising from or in respect to the death or accident, injury, loss or damage (except where caused in whole or in part by the negligence or fault of the other Party hereto and their respective contractors) whatsoever caused to any natural person or to the property of any person as shall occur in the process of, during the course of or by virtue of its said construction, and (iii) indemnify, defend and hold the other Parties harmless from and against mechanics, materialmen's and/or laborers' liens, and all losses (direct and consequential), costs, expenses and liabilities in connection with or arising from its said construction.

     Section 2.5 Progress Reports. During the course of the aforesaid construction, Dillard and Developer will submit to each other, from time to time upon request, reports in reasonable detail regarding the progress of said construction and give the others, their agents, employees, representatives and contractors access to its Tract at all reasonable times.

     Section 2.6 Future Expansion. Notwithstanding any other any provisions in this Agreement, each Party shall have the right to expand any Building on its Tract after completion of the construction described in the preceding articles of this Agreement ONLY upon the following conditions:

     (1) The Party expanding, at its sole expense, shall proceed simultaneously with the construction and completion of both the Building expansion and additional Parking Spaces on its Tract sufficient to maintain the parking ratio for the Shopping Center required by this Agreement;

     (2) No Party shall expand any Building upon its Tract outside its Permissible Building Area as shown on the Plot Plan;

     (3) With the exception of expansions by a Party shown on the Plot Plan, the location of any Building expansion or additional Parking Spaces permitted in accordance with this article shall be approved by each Party prior to the beginning of construction, excluding the relocation of interior walls and interior remodeling, but including the relocation or remodeling of the Enclosed Mall;

     (4) No Party shall withhold approval of any such location or relocations unreasonably or arbitrarily, the intention of the Parties being that each Party shall be free to expand its Building(s), provided such expansion is done in conformity with the provisions of this Agreement and especially with the provisions for maintaining the parking ratio and for the location of any such Building expansion within the Permissible Building Areas as shown on the Plot Plan;

     (5) No Party shall voluntarily dedicate, give or cause to be taken any part of the Parking Spaces, roadways, drives, walks or any other portion of the Common Areas on its respective Tract for any public or exc1usive private use; and

     (6) No Party shall expand the Building(s) upon its respective Tract except in compliance with the provisions of this article.

     Section 2.7   Insurance During Construction.   Each Party shall cause each
of its contractors ("Contractor") to comply with the provisions of this Section. Contractor shall accept and abide by the provisions of the Workers' Compensation Act of the State of Arkansas. Until completion of the work (and during any periods thereafter when any corrective work is being performed by Contractor), Contractor shall furnish and maintain the insurance required by such Worker's Compensation Act, which insurance shall include Employer's Liability protection in limits of not less than $100,000 or such greater limit as shall be required by law. Contractor shall furnish and maintain in full force and effect until at least one year after completion of the work (or if Contractor is required to perform any corrective work after completion of the work, until at least one year after the last date on which corrective work was performed), comprehensive general liability insurance in amounts not less than $3,000,000 combined single limit for comprehensive public liability including, but not limited to, blanket contractual, owners and contractors protective, personal injury (libel, slander, wrongful eviction, etc.) product/completed operations, broad form property damage, owned auto liability and no-owned and hired auto liability. Such insurance shall:

     (a) not be subject to any of the special property damage liability exclusions, commonly referred to as X C U (explosions, collapse and underground damage), if the work shall involve the use of explosives, or structural alterations to a Building, or underground work;

     (b) include coverage for damage to property in the care, custody or control of any Contractor; and

     (C) include contractural liability coverage for the indemnity obligations to be assumed by Contractor under Section 2.4C(e)(iii) hereto.

     Each Party hereto hereby agrees to obtain and maintain, during the periods of time in which any construction of improvements upon its respective tract is in progress and incomplete, builders' risk and workmen's compensation insurance, containing provisions and being in amount reasonably satisfactory to the other Party hereto and adequate to protect the other Party from and against any and all claims for death of, or injury to, persons, or damage to, or loss of, property which may arise upon said Shopping Center premises during the periods of construction thereon. Dillard may elect to satisfy the obligation under this
Section 2.7 by self-insurance provided they comply with the requirements of
Section 7.7.

     Section 2.8   Liens.   When, under the provisions of this Agreement,
construction is permitted to be performed by a Party and such construction is so performed, it is understood and agreed that the Party performing such construction shall not permit any mechanics' or materialmen's or other similar liens to stand against any part of the Shopping Center Tract.

     The Party performing such Construction may bond and contest the validity and amount of any such lien upon its Tract, but upon final determination of the validity and the amount of said lien, such Party shall immediately pay any judgment rendered, together with all proper costs and charges, and shall have the lien released at said Party's expense.

     It is not the intention of the Parties that these provisions be for the benefit of laborers, contractors, subcontractors, or materials suppliers.

                                    PART III

                                   ARTICLE III

                                    OPERATION

     Section 3.1 Shopping Center Name. For identification, operation, public relations and advertising purposes, the name of the Shopping Center shall be:
PARK PLAZA, and such name shall
not be changed during the term of this Agreement without the Department Store's written consent.

     Each Party agrees that it shall not issue any statement or publicity release concerning this Agreement or otherwise publicize this Agreement except in such form and at such time as may be approved by all the Parties.

     Section 3.2 Tenant Selection. Developer agrees to maintain the Shopping Center as an integrated, first-class shopping center, to contain a combination of merchants and businesses which:

     (1) represent a sound, balanced and generally compatible diversification of merchandise and services;

     (2) are well qualified and willing to direct an intensive and continuous merchandising and promotional program;

     (3)  will be of strong financial condition and good repute;

     (4) will fixture, decorate and maintain their respective Stores and business premises in a clean, safe, sightly, tasteful and decorous manner, having regard for the general standards of good appearance prevailing in the Shopping Center.

     In the general planning for the clean, safe, sightly, tasteful and decorous condition and good appearance of such integrated, first-class, shopping center, no portion of the Shopping Center shall be leased or used for or by any type of Mall Tenant or Occupant which would clearly be objectionable to the uses normally found in shopping centers, including, without limitation, establishments selling or exhibiting pornographic materials, massage parlors, or any other activity which could cause a public nuisance.

     Section 3.3 Advertising and Promotional Service. Developer, at its option, shall establish an Advertising and Promotional Service to furnish and maintain professional advertising and sales promotions which will benefit all merchants of the Shopping Center. In conjunction with said Service, Developer agrees to provide personnel, including sufficient secretarial services, to pay salaries for such personnel, and to pay for office rental, utilities, supplies, and telephone and all other equipment expense necessary for efficient operation. A committee composed of a representative of the Department Store, the Mall Tenants, and the Developer will review the advertising and promotional activities sponsored by the Service. The function of said Committee shall be only to advise the Developer and the Committee shall not have the right to determine the advertising policies of the Advertising and Promotional Service rendered by the Developer.

     Section 3.4 Common Areas Operation. At all times during the term of this Agreement, a Party shall not permit any fence, barricade, structure, building or other obstruction of any kind whatsoever to be placed, kept, allowed or maintained on the Common Areas or any part thereof without prior written consent from the other Parties, except to the extent such obstruction shall be reasonably required:

     (1) in connection with the use of any easements granted to any Party by the provisions of this Agreement; or

     (2) in connection with the construction, expansion, repair or replacement of any of the Improvements from time to time located in the Shopping Center; or

     (3) in connection with outdoor selling in Outdoor Selling Areas; provided, however, that this restriction shall not preclude outdoor selling on the Common Areas in those instances when the Advertising and Promotional Service sponsors a promotional activity or when a majority of the Occupants of the Stores in the Shopping Center join in a promotional activity for a stipulated period of time to engage in outdoor selling thereon, so long as the aforesaid promotional activities do not occur on more than ten (10) occasions per calendar year and each such occasion does not exceed five (5) days in duration; or

     (4) in connection with the prevention of dedication; in connection therewith, the Parties shall have the right to temporarily close any Common Areas on its Tract to prevent dedication by law or otherwise to the general public, all as more particularly provided for in Section 6.15(b) hereof.

     Each Party shall use its best efforts to prevent:

     (1) the distribution of any handbills or other advertising materials on or about any part of the Common Areas, subject, however, to all applicable laws governing such distribution;

     (2) the installation in, on or about the Common Areas of any amplifiers or similar devices, or the use in or about any Building on the Common Areas of any advertising medium, which may be heard or experienced outside such Building, such as flashing lights, spotlights, loudspeakers, phonographs or radio broadcasts;

     (3) the burning of any papers, trash or garbage of any kind on the Common Areas;

     (4) the use of any portion or portions of the Common Areas (except for kiosks in the Enclosed Mall) for the purposes of loading or unloading any truck or other delivery vehicle, except in those portions so designated on each Tract as "Loading Area", "Truck Dock" or "Truck Court" on Exhibit B; and

         (5) the distribution or use of any printed or handwritten papers or materials (including magazines and newspapers) of any kind or character in, on or about any part of the Common Areas.

         Section 3.5 Resident Manager. During the term of Developer's Operating Covenant, Developer shall provide or cause to be provided a resident manager for the Shopping Center.

         Section 3.6 Utilities. During the term of this Agreement, each Party shall maintain or cause to be maintained in good condition and repair all Common Utility Facilities located upon its Tract. Each Party shall bear the cost of and pay for all utility services furnished to and/or used or consumed by it, in connection with the construction of its Building and other Improvements and the use, occupation and operation of its Building and Tract and all Improvements thereon.

         Section 3.7 Taxes. Each Party shall pay when due all real estate taxes and assessments upon its Tract that shall be assessed, levied, imposed or become a lien thereon during the term of this Agreement.

         In the event a Party shall deem any real estate tax or assessment (including the rate thereof or the assessed valuation of the property in question or any other aspect thereof) to be paid by it to be excessive or illegal, it shall have the right, at its own cost and expense, to contest the same by appropriate proceedings, and nothing contained in this article shall require such Party to pay any such real estate tax or assessment so long as the amount or validity thereof shall be contested in good faith if, in the opinion of counsel for such Party, its Tract shall not thereby be in danger of being forfeited.

         Section 3.8 Insurance During Operation.

         (a) By Developer. Developer, effective with the completion of construction of the Developer's Building and all the other Improvements on the Developer's Tract, and thereafter during the term of the Developer's Operating Covenant, shall continuously keep all Developer Buildings and all the other Improvements upon said Tract insured, at its sole expense, against loss or damage by fire and such other risks as from time to time are included in extended coverage all-risk insurance policies issued in the locality of the Shopping Center. The aforesaid insurance shall include contractual liability coverage. Said insurance shall be in amounts at least sufficient to avoid the effects of coinsurance provisions of the policies, that is, not less than eighty percent (80%) of the actual replacement cost of said Building and Improvements, including the Enclosed Mall, but excluding foundations, excavation costs and the costs of underground flues, pipes and drains if such costs are properly excludable under current coinsurance requirements; provided, however, in the event that Developer's lender requires greater insurance coverage, Developer will carry the insurance required by its lender. The aforesaid insurance may have Developer's customary deductible provisions.

     (b) By Department Store. Dillard, during the term of its Operating Covenant with respect to the Dillard Tract, and effective with the completion of construction of all the Buildings and all the other Improvements on the Condev Tract, and thereafter during the term of its Operating Covenant, shall continuously keep all the Buildings and all the other Improvements upon said Tracts insured, at its sole expense, against loss or damage by fire and such other risks as from time to time are included in extended coverage provisions of insurance policies issued in the locality of the Shopping Center. The aforesaid insurance shall include contractual liability coverage. Said insurance shall be in amounts at least sufficient to avoid the effects of coinsurance provisions of the policies, that is, not less than eighty percent (80%) of the actual replacement cost of said Buildings and Improvements, but excluding foundations, excavation costs, and the costs of underground flues, pipes and drains if such costs are properly excludable under current coinsurance requirements. The aforesaid insurance may have the Department Store's customary deductible provisions; provided, that the Department Store self-insures for such deductible amounts.

     (c) Waiver of Subrogation. Each Party hereby waives each and every claim which arises or may arise in its favor and against the other Parties during the term of this Agreement for any and all loss of or damage to any of its property located within or upon or constituting a part of the Shopping Center Tract which was or could have been covered by valid and collectible fire, extended coverage and all-risk insurance policies to the extent such loss or damage is or would have been recoverable under said insurance policies, even though such loss or damage might have been occasioned by the negligence of such Parties, its agents or employees. Said waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release regarding any loss of or damage to the said property of any Party. Inasmuch as the said mutual waivers will preclude the assignment of any such claim by way of subrogation (or otherwise) to an insurance company (or any other person, firm or corporation), each Party shall give to each insurance company which has issued to it policies of fire, extended coverage and all-risk insurance, written notice of the terms of said mutual waivers, and shall have said insurance policies properly endorsed, if necessary, to prevent invalidation of said insurance coverages by reason of said waivers. Each of the waivers of each Party against the other Parties shall be effective for so long as and to the extent that (x) as between waiving Parties the waiver is reciprocal, and (y) the policy insuring the interest of the waiving Party does not provide that such waiver will vitiate or adversely affect its policy; provided, however, that if the insurer issuing the policy to the waiving Party is willing to agree, for an additional premium, that such waiver will not vitiate or adversely affect such policy, the waiving Party shall pay such additional premium. The provisions of this Section 3.9(c) shall apply to the Department Store's election to self-insure pursuant to the provisions of
Section 3.8(e) hereof, as fully and effectively as if the Department Store had not so elected but in fact had so insured.

     (d) Liability Insurance. Commencing as of the Date of this Agreement and ' at all times during the term of this Agreement, Developer and the Department Store each shall, at its sole expense, continuously maintain comprehensive general liability insurance, naming itself as the insured, endorsed to cover property damage, personal injury and false arrest occurring upon its Tract. Such insurance shall afford protection to the limit of not less than:

     (1)  $3,000,000 per occurrence for death of or personal injury.

     (2) Property damage to the limit of not less than $500,000 for each occurrence.

Each party shall carry as part of the coverage under its liability insurance, contractual liability insurance coverage specifically endorsed to cover its liability to the other Parties under Article V of this Agreement, in the same limits as are specified in this Section 3.08(d), workmen's compensation insurance in the statutory amount, employers liability, owned auto liability and non-owned and hired auto liability insurance. Each Party shall, upon request of any other Party, furnish certificates of such insurance or other satisfactory written evidence of such insurance at any time during the term hereof. Any policy required hereunder shall provide that such policy shall not be cancellable without at least fifteen (15) days' prior written notice to the Parties hereto and shall name all Parties hereto as additional insureds. The aforesaid insurance may have each Party's customary deductible provisions, provided that each Party self-insures for such deductible amounts. The separate policies provided for in this Article III shall cover only such portions of the respective Tracts not covered by the joint policy provided for in Section 3.08(f).

     (e) Self-Insurance. Dillard shall have the right, at its option, to comply with and satisfy its obligations under this article by means of (i) self-insurance, if guaranteed by Dillard, provided that the net worth and financial condition of Dillard, or an entity guaranteeing performance of Dillard, is equal to at least One Hundred Million Dollars ($100,000,000.00), or if such self-insurance plan is furnished through an affiliate or parent corporation of Dillard, such affiliate or parent corporation must have a pub1ished net worth of at least One Hundred Million Dollars ($100,000,000.00), and/or (ii) any so-called blanket policy or policies of insurance covering this and other locations of such Party, provided that such policy or policies by the terms thereof shall allocate to the Building and liabilities to be insured thereunder an amount not less than the amount of insurance required to be carried hereunder and shall not diminish the obligations of the particular Party to carry insurance, so that the proceeds from such insurance shall be an amount not less than the amount of proceeds that would be available if the Party was insured under a unitary policy. On or prior to the commencement of this Agreement, Dillard shall notify Developer in writing of whether Dillard elects to comply with and satisfy its obligations under this article by means of self-insurance. In the event no such notice is supplied, the joint coverage as provided in paragraph (f) below shall apply, with the premiums therefor apportioned in accordance with said paragraph (f). After the commencement of this Agreement, Dillard may, upon the giving of written notice to Developer not less than thirty
(30) days prior to December 1 of any calendar year following the giving of such notice, elect to withdraw or return to its participation in the joint insurance referenced in paragraph (f) below.

     As used herein, the term "net worth" shall mean the stockholder's or shareholder's equity as determined in accordance with generally accepted accounting practices. If the net worth of Dillard or its guarantor declines to less than One Hundred Million Dollars ($100,000,000.00), then Dillard shall not be entitled to self-insure and the provisions regarding payment of insurance proceeds to a trustee pursuant to Section 7.7 shall apply to Dillard.

     (f) Joint Policy. Developer and the Department Store may elect to satisfy their obligation under paragraph (d) through joint comprehensive general liability insurance covering the

Common Areas and the Enclosed Mall in the Shopping Center, such insurance to afford protection to Developer and the Department Store as additional insured in the event that Dillard elects self-insurance on the Department Store Buildings, and to both Developer and the Department Store as named insureds in the event no such election is made, to the limit of not less than the limits required by paragraph (d) above. Developer shall be designated the agent of the participating Parties so electing for the purpose of obtaining such insurance, provided that the approval of the participating Parties as to the insurer, terms and cost shall first be obtained. The premiums for said policy shall be apportioned between the participating Parties, in the proportion which each contributes to the total risk insured by said policy, as determined by the insurer. Developer hereby agrees to deliver to the participating Parties copies of said insurance policy, or a certificate of other document evidencing its existence, on or prior to the commencement of the term hereof, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policy or policies during the term hereof. Failure of a participating Party to request evidence of the joint policy shall not release Developer of the obligation to obtain the joint policy. Any policy required hereunder shall provide that such policy shall not be cancelled without at least fifteen (15) days' prior notice to the participating Parties.

     Section 3.9 Maintenance

     (a) Building and Exterior Common Area. Each Party shall keep and maintain all Improvements on its respective Tract in the Shopping Center (including, without limitation, the Common Areas, Buildings, the landscaping, if any, between the exterior perimeter wall of Buildings and Building Perimeter Sidewalks, signs, Common Utility Facilities) in good order, condition and repair at all times during the term of this Agreement and at such Party's sole expense. Such maintenance shall include keeping the entire premises reasonably clean and free of debris, ice, snow and trash.

     (b) Enclosed Mall. Dillard's acknowledges that the Enclosed Mall is to be constructed by Developer through complete renovation and restructuring of the present courtyard-style mall. To the extent possible during reconstruction, and thereafter upon completion of the Enclosed Mall, Developer shall, during the term of its Operating Covenant and except as otherwise provided herein, operate and maintain, or cause to be operated and maintained, the said Enclosed Mall in good order, condition and repair. In such operation and maintenance, Developer shall observe the following standards:

     (1) Maintain the surfaces of the concourses of the Enclosed Mall and sidewalks level, smooth and evenly covered with the type of surfacing material originally installed thereon or such substitute thereof as shall be in all respects equal thereto in quality, appearance and durability;

     (2) Remove all papers, debris, filth and refuse and wash or thoroughly sweep as required;

     (3) Maintain such appropriate directional signs, markers and lights as shall be reasonably required and in accordance with good, first-class, regional shopping center practices;

     (4)  Clean lighting fixtures and relamp as needed;

     (5)  Maintain landscaping as necessary to keep in a first-class condition;

     (6) Clean Developer's signs in the Enclosed Mall (as contrasted with those of Occupants), including relamping and repairs being made as required;

     (7) Maintain and keep in a sanitary condition public restrooms, if any, and other common use facilities;

     (8)  provide security, when warranted, on a basis as reasonably determined;

     (9) upon completion of the Enclosed Mall, keep and maintain the Enclosed Mall as an enclosed, air conditioned mall and keep the Enclosed Mall in a clean, safe and sightly condition and in good order and repair and cause the same to be well lit during all periods that the Department Store Buildings are open for business and for reasonable periods, not less than one (1) hour in duration, before and after such business hours, and keep and maintain the Enclosed Mall cooling system in good operating condition so as to heat and cool the Enclosed Mall to ASHRAE standards which are as follows:

          (a) cool the Enclosed Mall to an average temperature of not more than seventy-seven degrees (77(degrees)) Fahrenheit Dry Bulb and to produce a relative humidity not exceeding fifty percent (50%) when the outside Dry Bulb temperature is ninety-six degrees (96(degrees)) Fahrenheit and the outside Wet Bulb temperature is seventy-nine degrees (79(degrees)) Fahrenheit during each day when local climatic conditions require; and

          (b) heat the Enclosed Mall with sufficient heat to maintain therein an average temperature of at least sixty-eight degrees (68 (degrees)) Fahrenheit with an outside Dry Bulb temperature ranging as low as twenty degrees (20 (degrees)) Fahrenheit during each day when local climatic conditions require.

          Notwithstanding the foregoing, in the event that Federal regulations require different temperatures than the foregoing, Federal regulations shall prevail, and Developer shall comply with same.

     (10) Cause each Occupant of Gross Leasable Area which opens on the Enclosed Mall upon the Developer's Tract to plan and operate such area in a manner that shall not unreasonably utilize any heated or cooled air from the Enclosed Mall or unreasonably burden the heating or cooling of air in the Enclosed Mall. Developer shall cause the heating and air conditioning systems in the Enclosed Mall to be planned and operated in a manner that such systems shall not unreasonably utilize any heated or cooled air from any Department Store Building or unreasonably burden the heating or cooling of air in such Building. Each Department Store shall operate its heating and air conditioning system so as not to unreasonably utilize any heated or cooled air from the Enclosed Mall. As used herein:

          (a) "unreasonably utilize" means utilization by one Occupant of the air of another Occupant to the extent that the cost of heating or cooling of air by the Occupant utilizing such air of another Occupant would thereby be markedly lower; and

          (b) "unreasonably burden" means one Occupant discharging unheated or uncooled air into the Enclosed Mall or the Gross Leasable Area of another Occupant to such an extent that the cost of heating or air conditioning the Enclosed Mall or such area of the other Occupant is thereby markedly increased.


     (11) Unless levied or imposed by any governmental agency or unless the Parties otherwise consent and agree in writing, no charge of any type shall be made to or collected from any Occupant or any Permittee for parking or the right to park vehicles in the Parking Spaces. Permittees shall not be prohibited or prevented from so parking so long as Parking Spaces are available and so long as they do not violate the reasonable rules and regulations covering the use of the Parking Spaces promulgated from time to time by the Parties. The Parties shall, by mutual agreement, prescribe certain sections within the Common Areas, or on other land if acquired outside the Common Areas within a reasonable distance from the nearest boundary of the Shopping Center, for use as Parking Spaces for the employees, and instruct such persons to use only such sections as are so prescribed for parking. Each Party agrees to use reasonable efforts to enforce the provisions hereof.

     Section 3.10 With Compliance Laws. Except as heretofore provided for initial construction as set forth in Section 1.9, each Party as to all Buildings and Improvements on its Tract shall comply with the building and zoning laws, now existing or hereafter enacted, of the municipal or other government subdivisions wherein the Shopping Center Tract is situated and with all laws, ordinances, orders, rules, regulations and requirements now existing or hereafter enacted, of all federal, state, county and municipal governments and the appropriate departments, commissions, boards and officers thereof.

     Section 3.11 Signs. Each Party shall use its best efforts to prohibit the erection of any sign on its respective Tract, except in conformity with the following policy:

     (1) There shall be no flashing, rotating or moving signs or markers of any type;

     (2) There shall be no signs painted on the exterior masonry surface of any Building;

     (3) Paper signs in or on display windows shall not be permitted to remain up or to be visible for more than (2) weeks at a time;

     (4) All signs which front on the Enclosed Mall shall be (a) not more than four (4) feet in height, (b) approximately flush with the wall of the Building, and (c) of a length which does not exceed eighty percent (80%) of the linear frontage on the store upon which it fronts;

     (5) Signs which are under Building canopies, other than approximately flush with the wall of the Building, shall be (a) at right angles to the store front, (b) of a design which is uniform with other signs similarly placed under Building canopies, and (c) not more than five
          (5) feet wide and eighteen (18) inches high;

     (6) Signs on the Enclosed Mall, other than as provided in subclause (4) above, shall be (a) flush with the store front, (b) of a design which is uniform with and at the same height measured from the floor of the Enclosed Mall, and (c) not more than five (5) feet wide and eighteen
          (18) inches high;

     (7) There shall be no rooftop signs; provided, however, signs may be placed on the sides of penthouses on the roofs;

     (8) With respect to any Building constructed within the loading and delivery areas as shown on the Plot Plan (in lieu of the requirements set forth in subclauses (4), (5), and (6)), signs on the wall of such Building shall be (a) not more than six (6) inches in height, and (b) approximately flush with the wall of the Building, except that small identification signs shall be permitted on delivery doors;

     (9) No sign shall be permitted at or on the rear of any Building facing a loading court area, except for delivery identification;

     (10) Any sign on the outside of a Building in the Shopping Center that is visible from any street or highway shall be (a) not than more eight
          (8) feet in height and shall not extend above the roof of the Building, (b) approximately flush with the wall of the Building, and
          (c) of a length which does not exceed eighty percent (80%) of the linear frontage of the store upon which it fronts. Developer reserves the right without the consent of the other Parties to permit signs on the outside of Developer's Building for theatres, restaurants, drugstores, cafeterias, department or junior department stores and financial institutions, provided same are in compliance with subclauses (a), (b), and (c) immediately above, and are located on the exterior of the premises named on the sign.

     (11) Except for directories within the Enclosed Mall, any directory or pylon signs on the Shopping Center Tract shall be subject to the prior written approval of Department Store and Developer, except for those pylon signs and marker signs shown on the Plot Plan, which are hereby approved. Any of Developer's pylon signs may have theatre attraction panels without the consent of Department Store; and

     (12) There shall be no paper signs, cardboard signs or portable signs of any kind or character on or about any part of the Common Areas.

     The provisions of this Section, except as otherwise expressly provided in this Section and except for the provisions of paragraph (10) of this Section, shall not be applicable to the identification or directional signs of the Department Store, it being understood and agreed that the Department Store may have its usual identification signs on its Buildings, as the same may exist on similar buildings operated by them from time to time in the States of Arkansas and Texas; provided, however, there shall be no rooftop signs (except for signs on rooftop penthouses as provided for hereinabove) or signs which are flashing, moving or audible.

                                   ARTICLE IV

                              OPERATING COVENANTS

     Section 4.1 Developer Operating Covenant. Developer shall use and operate the Developer's Tract solely for the purpose of operating and managing or causing to be operated and managed a multi-unit retail and commercial facility containing Developer Buildings of at least 200,000 square feet of Gross Leasable Area (Developer using its best efforts to keep the aforesaid 200,000 square feet of Gross Leasable Area leased), for so long as the Buildings on the Condev Tract and Dillard Tract are opened for business as Dillard department stores in accordance with the provisions of Section 4.2 (herein sometimes referred to as "Developer's Operating Covenant").

     The provisions of this article shall be subject to all the other provisions of this Agreement, such as the provisions set forth in "EMINENT DOMAIN" and "DESTRUCTION" hereof. Any failure to comply with the provisions of this article for temporary periods of time during which the Developer's Building or any part thereof is uninhabitable because of fire or other casualty shall not be deemed a default under the provisions of this article; provided, however, such temporary periods of time shall extend for only so long as diligent efforts are being made to restore such Building to the condition it was in just prior to the happening of such casualty or act.

     During Developer's Operating Covenant, in no event shall more than twenty-five percent (25%) of the Floor Area of the Developer's Building be used for nonretail purposes, which nonretail purposes shall include, without limitation, restaurants, theatres and fast food operations.

     Section 4.2 Dillard Operating Covenant. Dillard covenants with the Developer that the Dillard Tract and the Condev Tract shall be operated and used solely for the purpose of operating on each of said Tracts a Dillard retail department store, having a minimum store size of 198,000 square feet of Floor Area on the Dillard Tract and 37,700 square feet of Floor Area the Condev Tract, comparable to the majority of other retail department stores Dillard is operating in the States of Arkansas and Texas, each with an entrance onto the Enclosed Mall, commencing with the date of this Agreement in respect of the Dillard Tract and continuing in respect of both the Dillard and Condev Tracts for a period of at least fifteen (15) consecutive calendar years from the date of the first opening of the Dillard department store Building on the Condev Tract for business with the general public, but only for so long as (i) Developer complies with the provisions of its Operating Covenant as provided in this Agreement, and (ii) Mall Tenants occupying at least sixty percent (60%) of the Gross Leasable Area of Developer's Buildings shall be operating their businesses (which requirement shall not apply during the period of Developer's construction). Throughout the aforedescribed period, Dillard shall operate or cause to be operated on each Tract a Dillard retail department store under the name of "Dillard" or under such other name as Dillard shall be operating a majority of its comparable stores. The aforedescribed period during which Dillard is required to operate a Dillard retail department store is herein referred to as the "Dillard Operating Covenant". Once any or all of the conditions stipulated in (i) and (ii) above have not been met and subject to the provisions of this Article IV, the Dillard Operating Covenant shall be deemed terminated.

     The provisions of this article shall be subject to all the provisions of this Agreement, such as the provisions set forth in "EMINENT "DOMAIN" and "DESTRUCTION" hereof. Any failure to comply with the provisions of this article for temporary periods of time due to fire or other casualty shall not be deemed a default under the provisions of this article; provided, however, such temporary periods of time shall extend for only so long as diligent efforts are being made to restore such damaged Building, if possible, to the condition it was in just prior to the happening of such casualty or act. Additionally, Dillard shall have the right not to operate in accordance with its Operating Covenant for remodeling purposes, provided that such period of nonoperation shall not exceed ninety (90) consecutive calendar days and shall not be more frequent than at five (5) year intervals.

     Notwithstanding anything to the contrary contained herein, if a Building on one or the other of the Condev Tract or Dillard Tract is being restored as a result of damage to said Building or as the result of a partial condemnation, then Dillard shall not be relieved of its Operating Covenant as to the Building on said other Tract. Dillard shall also not be relieved of its Operating Covenant even though condition (i) or (ii) of the first paragraph of Section 4.2 above shall not have been fulfilled unless Dillard (a) notifies Developer and any holder of a mortgage or deed of trust on the Developer's Tract (of which it has actual notice), or any portion thereof, that the aforesaid conditions are not being met, and (b) affords Developer and any holder of a mortgage

                                  THIS DOCUMENT
                                    REPLACES.
                                     DRAWING

                                      2831
                                    CORPORATE




                                          OPERATING AGREEMENT -
                                          TITLE PLOT PLAN - EXH B -
                                          PHASE II PREPARED BY HMG

                                          DATE/REVISION # 12-12-86

                                          SHEET 1 OF 1

                                          REFERENCE FILE PARK PLAZ GENERAL -
                                          CLOSING DOCUMENTS - PURCHASE OF
                                          STATUS DILLARD & CONDEV TRACTS

                                   PARK PLAZA

                        SUPPLEMENT TO OPERATING AGREEMENT

                               (DILLARD NEW STORE)

     THIS SUPPLEMENT TO OPERATING AGREEMENT, made as of the 15th day of December, 1986, to be effective as of December 31, 1986, by and between HERRING-MARATHON MASTER PARTNERSHIP B, a Texas genera1 partnership, having its principal place of business at One Galleria Tower, Suite 1200, 13355 Noel Road, Dallas, Texas 75240-6614 (hereinafter called "Developer"), and DILLARD DEPARTMENT STORES, INC., a Delaware corporation, having its principal place of business at 900 West Capitol Avenue, Little Rock, Arkansas 72201 (hereinafter called "Dillard Store"), and CONSTRUCTION DEVELOPERS, INCORPORATED, an Arkansas corporation, having its principal place of business at 900 West Capitol Avenue, Little Rock, Arkansas 72201 (hereinafer called "Condev"; Condev and Dillard Store being hereinafter sometimes collectively called "Dillard").

                              W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into a certain Construction, Operation and Reciprocal Easement Agreement of even date herewith (herein called the "Operating Agreement"), and the parties hereto desire to supplement said Operating Agreement by this supplement thereto (hereinafter called the "Supplement to Operating Agreement"), as between themselves, with the understanding that this Supplement to Operating Agreement will not be filed for record.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Operating Agreement, the parties hereto covenant and agree as follows:

     1. INCORPORATION BY REFERENCE. All of the terms, provisions, covenants and conditions of the Operating Agreement are hereby incorporated herein and made a part hereof as if fully repeated herein, except that in the event of a conflict, this Supplement to Operating Agreement shall govern. The term "Dillard's Building," as used herein, shall the mean retail store to be constructed and operated by Dillard Store on the Condev Tract.

     2. MALL MAINTENANCE CONTRIBUTION. In consideration of Developer maintaining and operating the Enclosed Mall as provided for in the Operating Agreement, Dillard agrees to pay Developer the following annual contribution in equal monthly installments:

          (a) For five (5) years commencing on the opening date to the public of the store on the Condev Tract, the sum of Seventeen and One-half Cents (l7-l/2c) per square foot of Floor Area in the Dillard's Buildings.

          (b) For the following five (5) year period and for and during each subsequent five (5) year period, the rate shall be increased by the lesser of the CPI increase for such period, or Two and One-half Cents (2-l/2c) over the rate for the preceding period.

          (c) As used herein, "CPI" shall mean the Consumer Price Index for all Urban Consumers for All Cities: All items (1967 = 100) published by the Bureau of Labor Statistics, United States Department of Labor. In the event that (i) the Consumer Price Index ceases to use the 1967 average of 100 as the basis of calculations; or (ii) a substantial change is made in the number of items used in determining the Consumer Price Index; or (iii) the Parties agree that the Consumer Price Index does not accurately reflect, in relationship to the basic index, the purchasing power of the dollar; or (iv) the Consumer Price Index shall be discontinued for any reason; then, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index together with information which will make possible the conversion to the new index in computing the adjusted variance amount hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties hereto shall thereafter accept and use such other index or comparable statistics on the cost of living for the City of Little Rock as shall be computed and published by an agency of the United States or by a responsible financial periodical or recognized authority then to be selected by the agreement of the Parties.

     3. DEVELOPER MAINTENANCE CONTRIBUTION. Developer agrees to maintain the Common Area of the Condev Tract in accordance with the provisions of Exhibit A hereof, and, in addition, agrees to provide, at no cost to Dillard, the electric power for the public 1ighting on the Common Area of the Condev Tract. In consideration thereof, Dillard agrees to pay Developer the following amounts annually in equal monthly installments:

          (a) For five (5) years commencing on the opening date to the public of the store on the Condev Tract, the sum of Seventeen and One-half
          Cents (l7-1/2c) per square foot of Floor Area in the Dillard's Buildings.

          (b) For the following five (5) year period and for and during each subsequent five (5) year period, the rate shall be increased by the lesser of the CPI increase for such period, or Two and One-half Cents (2-1/2c) over the rate for the preceding period.

               (c) Notwithstanding anything to the contrary contained in the Operating Agreement or in this Supplement to Operating Agreement:

               (1) Subsequent to the fifth (5th) calendar year after Dillard opens the Dillard retail department store on the Condev Tract for business to the general public or in the event Developer shall transfer its Tract and Buildings to a third party (not including transfers to any lenders by means of a mortgage or deed of trust or to any transferee in lieu of foreclosure of a mortgage or deed of trust), Dillard shall have the right to terminate, with or without cause, the obligation of Developer to maintain and operate the Common Area on the Condev Tract as hereinabove provided in this Section 3 by giving six
          (6) months' advance written notice to Developer. Such termination shall be final, and thereafter Developer shall have no obligation to perform Common Area operation and maintenance on the Condev Tract, and Dillard shall only be required to make payments for Enclosed Mall Maintenance to Developer. Upon such termination by Dillard, Dillard shall thereafter operate and maintain the Common Area on the Condev Tract as provided in the Operating Agreement and also as hereinafter provided. In conjunction with such maintenance and operation by Dillard of the Common Area on the Condev Tract, Dillard, at its sole cost and expense, shall re-meter the electric power used for lighting the Common Area on the Cordev Tract to Dillard's own electrical meters and thereafter shall bear directly the cost and expense of the electric power used to light the Common Area on the Condev Tract. After such termination and changeover, Dillard shall keep the Common Area on the Condev Tract lit during the same periods of time that the Common Area on the Developer Tract are being lit by Developer in accordance with the applicable provisions of the Operating Agreement. Also, in the event of such termination and changeover by Dillard, Dillard shall thereafter, during the remaining balance of the term of the Operating Agreement, maintain and operate the Common Area on the Condev Tract in good order, condition and repair in accordance with the provisions of the Operating Agreement.

               (2) Subsequent to the expiration or earlier termination of, Developer's obligation to operate the Enclosed Mall, as provided in the Operating Agreement, Developer shall have the right, but not the obligation, upon six (6) months' advance written notice to Dillard, to terminate its obligations to maintain the Common Area on the Condev Tract pursuant to the provisions of this Supplement. In the event Developer terminates its obligations to maintain the Common Area of the Condev Tract, Dillard shall be required to maintain the Common Area on the the Condev Tract and to operate and light the Common Area on the Condev Tract in accordance with the provisions of the Operating Agreement, but shall not have to make the payments set forth in 3(a) and 3(b) above.

     4. ADVERTISING AND PROMOTIONAL SERVICE. Pursuant to the Operating Agreement, Developer shall establish an Advertising and Promotional Service to furnish and maintain professional advertising and sales promotions for the Shopping Center.

     For a period of three (3) years and thereafter throughout the term of the Dillard Operating Covenant for so long as Dillard desires to continue contributions to said Advertising and Promotional Service, Dillard agrees to contribute to said Advertising and Promotional Service an amount per year equal to Seven Cents (7c) per square foot of Floor Area contained in the Dillard's Building, payable in equal monthly installments on the first day of each month, commencing as of the Opening Date; provided, however, that, should Dillard elect to discontinue contributions to said Advertising and Promotional Service, Dillard shall give notice to Developer ninety (90) days prior to the effective date of such discontinuance. All monies received hereunder shall be used solely for the purpose of advertising and promotional services of the Shopping Center, and Developer agrees (1) to expend or cause to be expended the fees received for advertising and promotion, (2) that the direct costs of the Advertising and Promotional Service will be paid, plus the salaries of full-time employees and, on a pro rata basis, salaries of part-time employees, plus other expenses incidental thereto, out of such fees, and (3) within sixty (60) days from the end of the calendar year, Developer shall provide Dillard Store for review, an unaudited statement of disbursements of the Advertising and Promotional Service fees received for that year. Developer hereby agrees to make a contribution to the Advertising and Promotional Service equal to twenty percent (20%) of the contributions made to the Advertising and Promotional Service by Dillard and the tenants in the Shopping Center, which contribution may be made by means of services to the Advertising and Promotional Service.

     5. HOURS OF OPERATION. Subject to the force majeure provisions set forth in the Operating Agreement and in conjunction with the Dillard Operating Covenant as set forth in Section 4.3 of the Operating Agreement, Dillard Store hereby agrees to operate its department store business in the Dillard's Building, as required by the provisions of the Operating Agreement, for the customary hours per calendar week that Dillard Store operates its other comparable department stores.

     6. COMMON AREA LIGHTING STANDARDS. Developer or Dillard, as required under this Agreement, shall provide for an average maintained lighting intensity of 1 foot candle, measured at 30 inches above grade at all points on the parking areas on their respective Tracts.

     7. WORK TO BE PERFORMED BY DILLIARD AND DEVELOPER Developer represents that temporary power and water will be available at the boundary of the Condev Tract and Dillard shall bear and pay the cost of all utility services, including all power, required for the construction of any buildings on the Condev Tract. Developer, at its own cost and expense, shall provide within five feet (5 feet) of the building on the Condev Tract permanent utility lines at points designated by Dillard, without metering or transforming. Dillard shall, at its cost and expense, construct truck service areas and the curbing and gutters on the Condev Tract separating walkways on the Condev Tract from the parking area roadways on the Common Area. Developer shall develop or construct the building pad on the Condev Tract, at Developer's expense, to Dillard specifications.

     8. RESTRICTIONS ON USE. During the Developer Operating Covenant, no portion of the Developer's Tract shall be leased or used for or by any of the following types of businesses or activities:

     (a)  Funeral establishment;
     (b)  Used car lots;
     (c)  Any recreational activity involving illegal gambling;
     (d)  Pawn shops;
     (e) Outdoor circus or other entertainment, but not excluding promotional activities sponsored by the Advertising and Promotional Service;
     (f)  Outdoor meetings;
     (g)  Bowling alley;
     (h)  Pool or billiard establishment;
     (i)  Operation of "elephant trains" or similar transportation devices; and
     (j)  Flea circus

     9. KIOSK RESTRICTION. During the term of the Developer's Operating Covenant, Developer shall not erect or permit to be erected a kiosk in the Enclosed Mall which exceeds nine (9) feet in height, ten (10) feet in width, and fifteen (15) feet in length. No kiosk shall be erected in that area of the Enclosed Mall within 90 feet measured from the middle of Dillard's

Building entrances fronting on the Enclosed Mall. Developer shall not permit, during the Developer Operating Covenant, any stand-up fast-food restaurants for off-premises consumption to be located within 100 feet measured from the middle of Dillard's Building entrances fronting on the Enclosed Mall, and shall not permit any other type of restaurant to be erected within 60 feet of the Dillard's Building entrances measured as aforesaid. The foregoing restrictions shall be applicable only with respect to those levels or floors of the Enclosed Mall onto which the Dillard's Building possesses a customer entrance.

     10. RESTRICTIONS ON RESERVE TRACTS. During the Developer Operating Covenant, the Reserve Tracts shall only be used for retail and service facilities normally associated with regional mall shopping centers, including, without limitation, restaurants and fast-food restaurants, banks and savings and loan institutions, office buildings, hotels and motels. In addition to the foregoing conditions, Developer shall not construct or permit to be constructed any building upon the Reserve Tracts except in conformity with the following conditions:

     (a) No building shall exceed one (1) story in height, which one story shall not exceed twenty-one feet (21 feet) in height.

     (b) There shall be no pylon signs within said Reserve Tracts except for pylon signs for savings and loan institutions, banks and other similar facilities.

     (c) The greater of (i) 4.0 parking spaces for each 1,000 square feet of floor area or (ii) the code requirements shall be maintained on a Reserve Tract.

     Prior to development of the Reserve Tracts, Developer shall maintain or cause to be maintained the Reserve Tracts in a sightly condition. Nothing in this Section 10 shall prohibit or restrict the current uses of the Reserve Tracts as of the effective date of the Supplement to Operating Agreement; it being understood and agreed that such current uses are ongoing and permitted.

     11. LIMITATION ON DEVELOPER'S RIGHT TO TRANSFER. Notwithstanding the provisions of Section 10.4 of the Operating Agreement, subsequent to the permitted transfer date, Developer shall only have the right to transfer its Tract and Buildings to a transferee who is an experienced manager of regional mall shopping centers or shall provide for experienced management of the shopping center through means of contracting with or hiring an experienced regional mall shopping center manager.

     12. PAYMENT FOR ON- AND OFF-SITE WORK. The sole consideration to Developer for performing all on- and off-site work (including the building pad) on the Condev Tract in accordance with the final Plans and Specifications approved by Dillard in accordance with Article I of the Operating Agreement shall be the obligations of Dillard to construct and operate the Dillard's Building on the Condev Tract as required by the terms of the Operating Agreement and no other sum shall be due Developer therefor.

     13. COLLATERAL ASSIGNMENT OF THIS SUPPLEMENT TO OPERATING AGREEMENT. Dillard hereby consents to the assignment of the Operating Agreement and this Supplement to Operating Agreement to any holder of a deed of trust or mortgage on the Developer Tract, its successors and assigns, in conjunction with the financing of Improvements in and to the Shopping Center.

     14. EXECUTION OF THIS SUPPLEMENT TO OPERATING AGREEMENT. This Supplement to Operating Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

     15.   SUCCESSORS AND ASSIGNS.   The provisions of this Supplement to
Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to Operating Agreement as of the day and year first above written.

                                    DEVELOPER:
                                    ---------

                                    HERRING-MARATHON MASTER PARTNERSHIP B,
                                    a Texas general partnership,
                                    General Partner,

                                    By:  HERRING MARATHON GROUP INC.,
                                         a Delaware corporation,
                                         Managing Partner,

WITNESSES:

[ILLEGIBLE]                              By: /s/ M.G. Herring, Jr.,
-----------                                  -----------------------------------
                                             M.G. Herring, Jr.,
                                             President
[ILLEGIBLE]
-----------

                                    DILLARD STORE:
                                    -------------

WITNESSES:                          DILLARD DEPARTMENT STORES, INC.,
                                    A Delaware Corporation

[ILLEGIBLE]                         By:  [ILLEGIBLE]
-----------                              ---------------------------------------

[ILLEGIBLE]                              Its Vice Chairman
-----------                                 ------------------------------------

                                    ATTEST:

[ILLEGIBLE]                         By:  [ILLEGIBLE]
                                         ---------------------------------------

[ILLEGIBLE]                              Its Secretary
                                            ------------------------------------

                                    CONDEV:
                                    ------

WITNESSES:                          CONSTRUCTION DEVELOPERS, INCORPORATED,
                                    An Arkansas Corporation,

[ILLEGIBLE]                         By:  [ILLEGIBLE]
-----------                              ---------------------------------------

[ILLEGIBLE]                              Its Vice President
-----------                                 ------------------------------------

                                    ATTEST:

[ILLEGIBLE]                         By:  [ILLEGIBLE]
                                         ---------------------------------------

[ILLEGIBLE]                              Its Secretary
                                            ------------------------------------

                                    Exhibit A

                        Common Area Maintenance Criteria

                                For Condev Tract

     1. All hardsurfaced portions of the common facilities and improvements shall be swept at intervals sufficient to maintain the same in a clean condition and shall be kept reasonable clear of ice and snow before the retail stores within the Shopping Center shall open for business to the public.

     2. All sidewalks shall be swept at intervals sufficient to maintain the same in a clean condition.

     3. All trash and rubbish containers located in the common facilities for use of the public, shall be washed at intervals sufficient to maintain the same in a clean condition.

     4. All landscaping shall be properly maintained, including removal of dead plants, weeds and foreign matter and such replanting and replacement as the occasion may require.

     5. All hardsurfaced markings shall be inspected at regular intervals and promptly repainted as the same shall become unsightly or indistinct from wear and tear or other cause.

     6. All sewer catch basins shall be cleaned on a schedule sufficient to maintain all sewer lines in a free-flowing condition; and all mechanical equipment a part of the storm and sanitary sewer facilities shall be regularly inspected and kept in proper working order.

     7. All asphalt paving shall be inspected at regular intervals and maintained in a first-class condition, including the patching of pot holes, provided, however, Developer shall not have to repave and restore asphalt paving.

     8. The improvements on and to the common facility shall be repaired or replaced with materials, apparatus and facilities of quality at least equal to the quality of the materials, apparatus and facilities repaired or replaced.

                                   PARK PLAZA
                        SUPPLEMENT TO OPERATING AGREEMENT
                            (DILLARD EXISTING STORE)

     THIS SUPPLEMENT TO OPERATING AGREEMENT, made as of the 15th day of December, 1986, to be effective as of December 31, 1986, between HERRING-MARATHON MASTER PARTNERSHIP B, a Texas general partnership, having its principal place of business at One Galleria Tower, Suite 1200, 13355 Noel Road, Dallas, Texas 75240-6614 (hereinafter called "Developer"), and DILLARD DEPARTMENT STORES, INC., a Delaware corporation, having its principal place of business at 900 West Capitol Avenue, Little Rock, Arkansas 72201 (hereinafter called "Dillard Store"), and CONSTRUCTION DEVELOPERS, INCORPORATED., an Arkansas corporation, having its principal place of business at 900 West Capitol Avenue, Little Rock, Arkansas 72201 (hereinafter called "Condev"; Condev and Dillard Store being hereinafter sometimes collectively called "Dillard");

                               W I T N E S S E T H:

     WHEREAS, the parties hereto have entered into a certain Construction, Operation and Reciprocal Easement Agreement of even date herewith (herein called the "Operating Agreement"), and the parties hereto desire to supplement said Operating Agreement by this supplement thereto (hereinafter called the "Supplement to Operating Agreement"), as between themselves, with the under-standing that this Supplement to Operating Agreement will not be filed for record.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Operating Agreement, the parties hereto covenant and agree as follows:

     1. INCORPORATION BY REFERENCE. All of the terms, provisions, covenants and conditions of the Operating Agreement are hereby incorporated herein and made a part hereof as if fully repeated herein, except that in the event of a conflict, this Supplement to Operating Agreement shall govern. The term "Dillard's Building," as used herein, shall mean the existing retail department store operated by Dillard Store on the Dillard Tract.

     2. MALL MAINTENANCE CONTRIBUTION. In consideration of Developer maintaining and operating the Enclosed Mall as provided for in the Operating Agreement, Dillard agrees to pay Developer the following annual contribution in equal monthly installments:

          (a) For five (5) years commencing on the effective date of this Supplement to Operating Agreement, the sum of Seventeen and One-half Cents (l7-l/2c) per square foot of Floor Area in the Dillard's Building

          (b) For the following five (5) year period and for and during each subsequent five (5) year period, the rate shall be increased by the lesser of the CPI increase for such period, or Two and One-half Cents (2-l/2c) over the rate for the preceding period.

          (c) As used herein, "CPI" shall mean the Consumer Price Index for all Urban Consumers for All Cities: All items (1967 = 100) published by the Bureau of Labor Statistics, United States Department of Labor. In the event that (i) the Consumer Price Index ceases to use the 1967 average of 100 as the basis of calculations; or (ii) a substantial change is made in the number of items used in determining the Consumer Price Index; or (iii) the Parties agree that the Consumer Price Index does not accurately reflect, in relationship to the basic index, the purchasing power of the dollar; or (iv) the Consumer Price Index shall be discontinued for any reason; then, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index together with information which will make possible the conversion to the new index in computing the adjusted variance amount hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties hereto shall thereafter accept and use such other index or comparable statistics on the cost of living for the City of Little Rock as shall be computed and published by an agency of the United States or by a responsible financial periodical or recognized authority then to be selected by the agreement of the Parties.

     3. DEVELOPER MAINTENANCE CONTRIBUTION. Developer agrees to maintain the Common Area of the Dillard Tract in accordance with the provisions of Exhibit A hereof and, in addition, agrees to provide, at no cost to Dillard, the electric power for the public 1ighting on the Common Area of the Dillard Tract. In consideration thereof, Dillard agrees to pay Developer the following amounts annually in equal monthly installments:

          (a) For five (5) years commencing on the effective date years of this Supplement to Operating Agreement, the sum of Seventeen and One-half Cents (l7-1/2c) per square foot of Floor Area in the Dillard's Building.

          (b) For the following five (5) year period and for and during each subsequent five (5) year period, the rate shall be increased by the lesser of the CPI increase for such period, or Two and One-half Cents (2-1/2c) over the rate for the preceding period.

          (c) Notwithstanding anything to the contrary contained in the Operating Agreement or in this Supplement to Operating Agreement:

          (1) Subsequent to the fifth (5th) calender year after Dillard opens the Dillard retail department store on the Condev Tract for business to the general public or in the event Developer shall transfer its Tract and Buildings to a third party (not including transfers to any lenders by means of a mortgage or deed of trust or to any transferee in lieu of foreclosure of a mortgage or deed of trust), Dillard shall have the right to terminate, with or without cause, the obligation of Developer to maintain and operate the Common Area on the Dillard Tract as hereinabove provided in this
     Section 3 by giving six (6) months' advance written notice to Developer. Such termination shall be final, and thereafter Developer shall have no obligation to perform Common Area operation and maintenance on the Dillard Tract, and Dillard shall only be required to make payments for Enclosed Mall Maintenance to Developer. Upon such termination by Dillard, Dillard shall thereafter operate and maintain the Common Area on the Dillard Tract as provided in the Operating Agreement and also as hereinafter provided. In conjunction with such maintenance and operation by Dillard of the Common Area on the Dillard Tract, Dillard, at its sole cost and expense, shall re-meter the electric power used for lighting the Common Area on the Dillard Tract to Dillard's own electrical meters and thereafter shall bear directly the cost and expense of the electric power used to light the Common Area on the Dillard Tract. After such termination and changeover, Dillard shall keep the Common Area on the Dillard Tract lit during the same periods of time that the Common Area on the Developer Tract are being lit by Developer in accordance with the applicable provisions of the Operating Agreement. Also, in the event of such termination and changeover by Dillard, Dillard shall thereafter, during the remaining balance of the term of the Operating Agreement, maintain and operate the Common Area on the Dillard Tract in good order, condition and repair in accordance with the provisions of the Operating Agreement.

          (2) Subsequent to the expiration or earlier termination of Developer's obligation to operate the Enclosed Mall, as provided in the Operating Agreement, Developer shall have the right, but not the obligation, upon six
     (6) months' advance written notice to Dillard, to terminate its obligations to maintain the Common Area on the Dillard Tract pursuant to the provisions of this Supplement. In the event Developer terminates its obligations to maintain the Common Area of the Dillard Tract, Dillard shall be required to maintain the Common Area on the Dillard Tract and to operate and light the Common Area on the Dillard Tract in accordance with the provisions of the Operating Agreement, but shall not to make the payments set forth in 3(a) and 3(b) above.

     4. ADVERTISING AND PROMOTIONAL SERVICE. Pursuant to the Operating Agreement, Developer shall establish an Advertising and Promotional Service to furnish and maintain professional advertising and sales promotions for the Shopping Center.

     For a period of three (3) years and thereafter throughout the term of the Dillard Operating Covenant for so long as Dillard desires to continue contributions to said Advertising and Promotional Service, Dillard agrees to contribute to said

Advertising and Promotional Service an amount per year equal to Seven Cents (7c) per square foot of Floor Area contained in the Dillard's Building, payable in equal monthly installments on the first day of each month, commencing as of the effective date of this Supplement to Operating Agreement; provided, however, that, should Dillard elect to discontinue contributions to said Advertising and Promotional Service, Dillard shall give notice to Developer ninety (90) days prior to the effective date of such discontinuance. All monies received hereunder shall be used solely for the purpose of advertising and promotional services of the Shopping Center, and Developer agrees (1) to expend or cause to be expended the fees received for advertising and promotion, (2) that the direct costs of the Advertising and Promotional Service will be paid, plus the salaries of full-time employees and, on a pro rata basis, salaries of part-time employees, plus other expenses incidental thereto, out of such fees, and (3) within sixty (60) days from the end of the calendar year, Developer shall provide Dillard Store for review, an unaudited statement of disbursements of the Advertising and Promotional Service fees received for that year. Developer hereby agrees to make a contribution to the Advertising and Promotional Service equal to twenty percent (20%) of the contributions made to the Advertising and Promotional Service by Dillard and the tenants in the Shopping Center, which contribution may be made by means of services to the Advertising and Promotional Service.

     5. HOURS OF OPERATION. Subject to the force majeure provisions set forth in the Operating Agreement and in conjunction with the Dillard Operating Covenant as set forth in Section 4.2 of the Operating Agreement, Dillard Store hereby agrees to operate its department store business in the Dillard's Building as required by the provisions of the Operating Agreement, for the customary hours per calendar week that Dillard Store operates its other comparable department stores.

     6. COMMON AREA LIGHTING STANDARDS. Developer or Dillard, as required under this Agreement, shall provide for an average maintained lighting intensity of 1 foot candle, measured at 30" above grade at all points on the parking areas on their respective Tracts.

     7. WORK TO BE PERFORMED BY DEVELOPER. Developer shall, at its cost and expense, construct on the Dillard Tract such roadways, parking areas, curbs and walkways as may be necessary in connection with the reconstruction and renovation of the Enclosed Mall.

     8. RESTRICTIONS ON USE. During the Developer Operating Covenant, no portion of the Developer's Tract shall be leased or used for or by any of the following types of businesses or activities:

     (a)  Funeral establishment;
     (b)  Used car lots;
     (c)  Any recreational activity involving illegal gambling;
     (d)  Pawn shops;
     (e) Outdoor circus or other entertainment, but not excluding promotional activities sponsored by the Advertising and Promotional Service;
     (f)  Outdoor meetings;
     (g)  Bowling alley;
     (h)  Pool or billiard establishment;
     (i)  Operation of "elephant trains" or similar transportation devices; and
     (j)  Flea circus.

     9. KIOSK RESTRICTION. During the term of the Developer's Operating Covenant, Developer shall not erect or permit to be erected a kiosk in the Enclosed Mall which exceeds nine (9) feet in height, ten (10) feet in width, and fifteen (15) feet in length. No kiosk shall be erected in that area of the Enclosed Mall within 90 feet measured from the middle of Dillard's Building entrances fronting on the Enclosed Mall. Developer shall not permit, during the Developer Operating Covenant, any stand-up fast-food restaurants for off-premises consumption to be located within 100 feet measured from the middle of Dillard's Building entrances fronting on the Enclosed Mall, and shall not permit any other type of restaurant to be erected within 60 feet of the Dillard's Building entrances measured as aforesaid. The foregoing restrictions shall be applicable only with respect to those levels or floors of the Enclosed Mall onto which the Dillard's Building possesses a customer entrance.

     10. RESTRICTIONS ON RESERVE TRACTS. During the Developer Operating Covenant, the Reserve Tracts shall only be used for retail and service facilities normally associated with regional mall shopping centers, including, without limitation, restaurants and fast-food restaurants, banks and savings and loan institutions, office buildings, hotels and motels. In addition to the foregoing conditions, Developer shall not construct or permit to be constructed any building upon the Reserve Tracts except in conformity with the following conditions:

     (a) No building shall exceed one (1) story in height, which one story shall not exceed twenty-one feet (21') in height.

     (b) There shall be no pylon signs within said Reserve Tracts except for pylon signs for savings and loan institutions, banks and other similar facilities.

     (C) The greater of (i) 4.0 parking spaces for each 1,000 square feet of floor area or (ii) the code requirements shall be maintained on a Reserve Tract.

     Prior to development of the Reserve Tracts, Developer shall maintain or cause to be maintained the Reserve Tracts in a sightly condition. Nothing in this Section 10 shall prohibit or restrict the current uses of the Reserve Tracts as of the effective date of the Supplement to Operating Agreement; it being understood and agreed that such current uses are ongoing and permitted.

     11. LIMITATION ON DEVELOPER'S RIGHT TO TRANSFER. Notwithstanding the provisions of Section 10.4 of the Operating Agreement, subsequent to the permitted transfer date, Developer shall only have the right to transfer its Tract and Buildings to a transferee who is an experienced manager of regional mall shopping centers or shall provide for experienced management of the shopping center through means of contracting with or hiring an experienced regional mall shopping center manager.

     12. PAYMENT FOR ON- AND OFF-SITE WORK. The sole consideration to Developer for performing all on- and off-site work on the Dillard Tract in accordance with the final Plans and Specifications approved by Dillard in accordance with
Article I of the Operating Agreement shall be the obligations of Dillard to operate the Dillard's Building on the Dillard Tract as required by the terms of the Operating Agreement and no other sum shall be due Developer therefor.

     13. COLLATERAL ASSIGNMENT OF THIS SUPPLEMENT TO OPERATING AGREEMENT. Dillard hereby consents to the assignment of the Operating Agreement and this Supplement to Operating Agreement to any holder of a deed of trust or mortgage on the Developer Tract, its successors and assigns, in conjunction with the financing of Improvements in and to the Shopping Center.

     14. EXECUTION OF THIS SUPPLEMENT TO OPERATING AGREEMENT. This Supplement to Operating Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.

     15. SUCCESSORS AND ASSIGNS. The provisions of this Supplement to Operating Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to Operating Agreement as of the day and year first above written.

                                 DEVELOPER
                                 ---------

                                 HERRING-MARATHON MASTER PARTNERSHIP B,
                                 a Texas general partnership,
                                 General Partner,

                                 By: HERRING MARATHON GROUP INC.,
                                     a Delaware corporation,
                                     Managing Partner,

WITNESSES;

/S/ [ILLEGIBLE]                      BY: _______________________________________
-------------------------                M. G. Herring, Jr.,
[ILLEGIBLE]                              President
-------------------------

                                 DILLARD STORE
                                 -------------

WITNESSES:                       DILLARD DEPARTMENT STORES, INC.,
                                 A Delaware Corporation,

/S/ [ILLEGIBLE]                  By: /S/ E. Ray Kemp, Jr.
-------------------------            -------------------------------------------
/S/ ?????? Page                      Its Vice Chairman
-------------------------            -------------------------------------------

                                 ATTEST:

/S/ [ILLEGIBLE]                  By: /S/ [ILLEGIBLE]
-------------------------            -------------------------------------------
/S/ ?????? Page                      Its ?????
-------------------------            -------------------------------------------

                                 CONDEV:
                                 ------

WITNESSES:                       CONSTRUCTION DEVELOPERS, INCORPORATED,
                                 An Arkansas Corporation,

/S/ [ILLEGIBLE]                  By: /S/ E. Ray Kemp, Jr.
-------------------------            -------------------------------------------
/S/ ?????? Page                      Its Vice President
-------------------------            -------------------------------------------

                                 ATTEST:

/S/ [ILLEGIBLE]                  By: /S/ [ILLEGIBLE]
-------------------------            -------------------------------------------
/S/ ?????? Page                      Its  ?????
-------------------------            -------------------------------------------

                                    Exhibit A

                        Common Area Maintenance Criteria

                                For Dillard Tract

     1. All hardsurfaced portions of the common facilities and improvements shall be swept at intervals sufficient to maintain the same in a clean condition and shall be kept reasonable clear of ice and snow before the retail stores within the Shopping Center shall open for business to the public.

     2. All sidewalks shall be swept at intervals sufficient to maintain the same in a clean condition.

     3. All trash and rubbish containers located in the common facilities for use of the public, shall be washed at intervals sufficient to maintain the same in a clean condition.

     4. All landscaping shall be properly maintained, including removal of dead plants, weeds and foreign matter and such replanting and replacement as the occasion may require.

     5. All hardsurfaced markings shall be inspected at regular intervals and promptly repainted as the same shall become unsightly or indistinct from wear and tear or other cause.

     6. All sewer catch basins shall be cleaned on a schedule sufficient to maintain all sewer lines in a free-flowing condition; and all mechanical equipment a part of the storm and sanitary sewer facilities shall be regularly inspected and kept in proper working order.

     7. All asphalt paving shall be inspected at regular intervals and maintained in a first-class condition, including the patching of pot holes, provided, however, Developer shall not have to repave and restore any asphalt paving

     8. The improvements on and to the common facility shall be repaired or replaced with materials, apparatus and facilities of quality at least equal to the quality of the materials, apparatus and facilities repaired or replaced.

                                PARK PLAZA MALL
                             LITTLE ROCK, ARKANSAS
           FIRST AMENDMENT TO CONSTRUCTION, OPERATION AND RECIPROCAL
                               EASEMENT AGREEMENT

       This FIRST AMENDMENT TO CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT (this "First Amendment") is made and entered into to be effective as of the 31st day of December, ????, by and among HERRING-MARATHON MASTER PARTNERSHIP B, a Texas general partnership ("Developer"), CONSTRUCTION DEVELOPERS, INCORPORATED, an Arkansas corporation ("Condev"), and DILLARD DEPARTMENT STORES, INC., a Delaware corporation ("Dillard Store") Condev and Dillard Store are hereinafter sometimes collectively referred to as "Dillard").

                              W I T N E S S E T H:

       WHEREAS, Developer, Dillard Store and Condev are parties to that certain Construction, Operation and Reciprocal Easement Agreement dated to be effective as of December 31, 1986 (the "COREA") and filed for record on December 31, 1986 in the office of the Circuit Clerk of Pulaski County, Arkansas as Document No. 86-82744.

       WHEREAS, it has come to the attention of the parties to the COREA that the legal descriptions of certain property (the "Property") owned by such parties located in Little Rock, Pulaski County, Arkansas contained in Exhibit A attached to the COREA are inaccurate; and

       WHEREAS, the Property has recently been surveyed on the ground, resulting in accurate legal descriptions, and the parties hereto now desire to amend the COREA to replace the legal descriptions thereof.

       NOW, THEREFORE for and in consideration of Ten and No/100 Dollars ($10.00), the mutual covenants contained herein and in the COREA and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


              1. Exhibit A Parts I, II, III and IV of the COREA are hereby deleted in their entirety and the Exhibit A Parts I, II, III and IV attached hereto are substituted in their stead.

This Instrument Prepared by:
Arter, Radden & Witts
5353 Renaisance Tower
Dallas, Texas 73270 (214) 741-7139

     2. The parties hereto acknowledge that Exhibit A was inaccurate as of the effective date of the COREA, and that, notwithstanding the date on which this First Amendment is actually executed, the substitution therefor by Exhibit A attached hereto shall be treated for all purposes as if such rep1acement had been attached to the COREA as of is effective date.

     3. Except as expressly amended hereby, all terms and provisions of the COREA shall remain unchanged and in full force and effect.

                     (THIS SPACE IS INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to be effective as of the date and year first above written.

                                       DEVELOPEE:
                                       ----------

WITNESSESS:                            HERRING-MARATHON MASTER PARTNERSHIP B,
/s/ [ILLEGIBLE]                        a Texas general partnership,
--------------------------

/s/ [ILLEGIBLE]                        By: HERRING MARATHON GROUP INC.,
--------------------------                 a Delaware corporation,
                                           Managing Partner,

ATTEST:

By: /s/ Edna H. Grayson                    By: /s/ M. G. Herring, Jr.
    ----------------------                     ----------------------------
    Edna H. Grayson                            M. G. Herring, Jr.,
    Secretary                                  President

                                       DILLARD STORE:
                                       --------------

WITNESSES:                             DILLARD DEPARTMENT STORES, INC.,
/s/ [ILLEGIBLE]                        a Delaware corporation,
--------------------------

/s/ [ILLEGIBLE]
--------------------------

ATTEST:

By: /s/ [ILLEGIBLE]                    By: /s/ E. Ray Kemp, Jr.
    ----------------------                 --------------------------------
    /s/ [ILLEGIBLE]                        E. Ray Kemp, Jr.,
    ----------------------                 Vice Chairman
    Secretary

                                       CONDEV:
                                       -------

WITNESSES:                             CONSTRUCTION DEVELOPERS, INCORPORATED,
/s/ [ILLEGIBLE]                        an Arkansas corporation,
--------------------------

/s/ [ILLEGIBLE]
--------------------------

ATTEST:

By: /s/ [ILLEGIBLE]                    By: /s/ E. Ray Kemp, Jr.
    ----------------------                 --------------------------------
    /s/ [ILLEGIBLE]                        E. Ray Kemp, Jr.,
    ----------------------                 Vice President
    Secretary

THE STATE OF TEXAS     )
                       )
COUNTY OF DALLAS       )

         BE IT KNOWN THAT on this date, before me, the undersigned authority, personally came and appeared M. G. HERRING, JR., President of Herring Marathon Group Inc., Managing Partner of Herring-Marathon Master Partnership B, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed and for the uses and purposes and in the capacity therein set forth and apparent.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22/nd/ day of July, 1988.

[SEAL]                                                /s/ Dayna Rhoades
                                                      --------------------------
                                                      Notary Public in and for
                                                      The State of Texas

My commission expires:

        3-23-91
---------------------



THE STATE OF ARKANSAS  )
                       )
COUNTY OF PULASKI      )

         BE IT KN0WN THAT on this date, before me, the undersigned authority, personally came and appeared E. Ray Kemp, Jr., the Vice Chairman of DILLARD DEPARTMENT STORES, INC., a Delaware corporation, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed and for the uses and purposes and in the capacity therein set forth and apparent.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 14/th/ day of July, 1988.

[SEAL]                                                /s/ Brenda Bennett
                                                      --------------------------
                                                      Notary Public in and for
                                                      Pulaski County, Arkansas

My commission expires:

        9-1-91
---------------------

THE STATE OF ARKANSAS  )
                       )
COUNTY OF PULASKI      )

         BE IT KNOWN THAT on this date, before me, the undersigned authority, personally came and appeared E. Ray Kemp Jr., the Vice President of CONSTRUCTION DEVELOPERS, INCORPORATED, an Arkansas corporation, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed and for the uses and purposes and in the capacity therein set forth and apparent.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 18/th/ day of July, 1988.

[SEAL]                                                /s/ Brenda Bennett
                                                      --------------------------
                                                      Notary Public in and for
                                                      Pulaski County, Arkansas

My commission expires:
        9-1-91
---------------------

                                    Exhibit A

                                     PART I

                                 DEVELOPER TRACT

                                [COPY ILLEGIBLE]

                                   EXHIBIT A
                                     PART I
                        DILLARD DEPARTMENT STORES, INC.

                                [COPY ILLEGIBLE]

                                    EXHIBIT A

                                     PART I

                      CONSTRUCTION DEVELOPERS INCORPORATED

A PART OF THE NE1/4 NE1/4, SECTION 1, TOWNSHIP 1 NORTH, RANGE 13 WEST, PULASKI COUNTY, ARKANSAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHEAST CORNER OF THE SAID NE1/4 NE1/4; RUN THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST AND ALONG THE SOUTH LINE OF THE SAID NE1/4 NE1/4 AND THE CENTERLINE OF WEST MARKHAM STREET (OF 60 FOOT WIDTH) FOR 651.67 FEET; THENCE NORTH 01 DEGREE 21 MINUTES 37 SECONDS EAST FOR 30.0 FEET TO THE NORTH RIGHT OF WAY LINE OF WEST MARKHAM STREET; THENCE NORTH 01 DEGREE 21 MINUTES 37 SECONDS EAST FOR 190.81 FEET; THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST FOR
160.36 FEET TO A POINT WHICH IS IN LINE WITH THE EAST WALL OF A TWO STORY BRICK BUILDING OCCUPIED BY DILLARD DEPARTMENT STORES, INC.; THENCE NORTH 01 DEGREE 24 MINUTES 36 SECONDS EAST AND ALONG THE EAST WALL AND EAST WALL PROJECTED NORTH FOR 590.82 FEET TO THE NORTH LINE OF AN EAST-WEST ALLEY AND A POINT ON THE SOUTH LINE OF LOT 11, HENRY MEIROSE ADDITION TO THE CITY OF LITTLE ROCK; THENCE SOUTH 88 DEGREES 50 MINUTES 28 SECONDS EAST AND ALONG THE SOUTH LINE OF LOTS 11, 12, AND 13, HENRY MEIROSE ADDITION TO THE CITY OF LITTLE ROCK, AND THE NORTH LINE OF THE EAST-WEST ALLEY FOR 114.11 FEET TO THE SOUTHEAST CORNER OF SAID LOT 13; THENCE NORTH 00 DEGREES 29 MINUTES EAST AND ALONG THE EAST LINE OF SAID LOT 13 AND THE WEST RIGHT OF WAY LINE OF ARTHUR STREET FOR 26.12 FEET TO A POINT THENCE SOUTH 89 DEGREES 03 MINUTES 32 SECONDS EAST FOR 637.63 FEET TO THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE (OF 80 FOOT WIDTH) AND 40.0 FEET WEST OF THE EAST LINE OF THE NE1/4 NE1/4; THENCE SOUTH AND ALONG THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE AND PARALLEL WITH THE EAST LINE OF THE NE1/4 NE1/4 FOR 55.00 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 03 MINUTES 32 SECONDS WEST FOR 200.00 FEET; THENCE SOUTH 01 DEGREE 21 MINUTES 37 SECONDS WEST FOR
200.00 FEET; THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST FOR 59.49 FEET; THENCE SOUTH 01 DEGREE 26 MINUTES 04 SECONDS WEST FOR 368.75 FEET; THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST FOR 69.86 FEET; THENCE SOUTH 01 DEGREE 21 MINUTES 37 SECONDS WEST FOR 150.00 FEET; THENCE SOUTH 88 DEGREES 38 MINUTES 23 SECONDS EAST FOR 143.81 FEET; THENCE NORTH 01 DEGREE 21 MINUTES 37 SECONDS EAST FOR 129.01 FEET; THENCE SOUTH 88 DEGREES 38 MINUTES 23 SECONDS EAST FOR 200.00 FEET TO THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE; THENCE NORTH AND ALONG THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE AND PARALLEL WITH THE EAST LINE OF THE NE1/4 NE1/4 FOR 591.37 FEET TO THE POINT OF BEGINNING, CONTAINING 3.7999 ACRES, MORE OR LESS.

                                    EXHIBIT A
                                     PART II
                        DILLARD DEPARTMENT STORES, INC.

                                [COPY ILLEGIBLE]

                                    EXHIBIT A

                                    PART III

                      CONSTRUCTION DEVELOPERS INCORPORATED

A PART OF THE NE1/4 NE1/4, SECTION 1, TOWNSHIP 1 NORTH, RANGE 13 WEST, PULASKI COUNTY, ARKANSAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE SOUTHEAST CORNER OF THE SAID NE1/4 NE1/4; RUN THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST AND ALONG THE SOUTH LINE OF THE SAID NE1/4 NE1/4 AND THE CENTERLINE OF WEST MARKHAM STREET (OF 60 FOOT WIDTH) FOR 651.67 FEET; THENCE NORTH 01 DEGREE 21 MINUTES 37 SECONDS EAST FOR 30.0 FEET TO THE NORTH RIGHT OF WAY LINE OF WEST MARKHAM STREET; THENCE NORTH 01 DEGREE 21 MINUTES 37 SECONDS EAST FOR 190.81 FEET; THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST FOR
160.36 FEET TO A POINT WHICH IS IN LINE WITH THE EAST WALL OF A TWO STORY BRICK BUILDING OCCUPIED BY DILLARD DEPARTMENT STORES, INC.; THENCE NORTH 01 DEGREE 25 MINUTES 36 SECONDS EAST AND ALONG THE EAST WALL AND EAST WALL PROJECTED NORTH FOR 590.82 FEET TO THE NORTH LINE OF AN EAST-WEST ALLEY AND A POINT ON THE SOUTH LINE OF LOT 11, HENRY MEIROSE ADDITION TO THE CITY OF LITTLE ROCK; THENCE SOUTH 88 DEGREES 50 MINUTES 28 SECONDS EAST AND ALONG THE SOUTH LINE OF LOTS 11, 12, AND 13, HENRY MEIROSE ADDITION TO THE CITY OF LITTLE ROCK, AND THE NORTH LINE OF THE EAST-WEST ALLEY FOR 114.11 FEET TO THE SOUTHEAST CORNER OF SAID LOT 13; THENCE NORTH 00 DEGREES 29 MINUTES EAST AND ALONG THE EAST LINE OF SAID LOT 13 AND THE WEST RIGHT OF WAY LINE OF ARTHUR STREET FOR 26.12 FEET TO A POINT; THENCE SOUTH 89 DEGREES O3 MINUTES 32 SECONDS EAST FOR 637.63 FEET TO THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE (OF 80 FOOT WIDTH) AND 40.0 FEET WEST OF THE EAST LINE OF THE NE1/4 NE1/4; THENCE SOUTH AND ALONG THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE AND PARALLEL WITH THE EAST LINE OF THE NE1/4 NE1/4 FOR
55.00 FEET TO THE POINT OF BEGINNING; THENCE NORTH 89 DEGREES 03 MINUTES 32 SECONDS WEST FOR 200.00 FEET; THENCE SOUTH 01 DEGREE 21 MINUTES 37 SECONDS WEST FOR 200.00 FEET; THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST FOR 59.49 FEET; THENCE SOUTH 01 DEGREE 26 MINUTES 04 SECONDS WEST FOR 368.75 FEET; THENCE NORTH 88 DEGREES 38 MINUTES 23 SECONDS WEST FOR 69.86 FEET; THENCE SOUTH 01 DEGREE 21 MINUTES 37 SECONDS WEST FOR 150.00 FEET; THENCE SOUTH 88 DEGREES 38 MINUTES 23 SECONDS EAST FOR 143.81 FEET; THENCE NORTH 01 DEGREE 21 MINUTES 37 SECONDS EAST FOR 129.01 FEET; THENCE SOUTH 88 DEGREES 38 MINUTES 23 SECONDS EAST FOR 200.00 FEET TO THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE; THENCE NORTH AND ALONG THE WEST RIGHT OF WAY LINE OF UNIVERSITY AVENUE AND PARALLEL WITH THE EAST LINE OF THE NE1/4 NE1/4 FOR 591.37 FEET TO THE POINT OF BEGINNING, CONTAINING 3.7999 ACRES, MORE OR LESS.

                                    Exhibit A

                                     PART IV

                                 DEVELOPER TRACT

                                [COPY ILLEGIBLE]
or deed of trust on the Developer's Tract, or any portion thereof, a period of twelve (12) consecutive calendar months, inclusive of any periods of time caused by Force Majeure hereof, after such notice to cause said conditions to be satisfied, cured or fulfilled. In the event said conditions are fulfilled within said twelve (12) month period, the Dillard Operating Covenant shall remain in full force and effect.

     After the expiration of the Dillard Operating Covenant, the Dillard Tract and Condev Tract, if used at all, shall be used for retail purposes, subject, however, to the same conditions as those stipulated in (i) and (ii) in the first paragraph of this Section 4.2. Nothing herein contained shall require any operation on the Dillard Tract or Condev Tract following the Dillard Operating Covenant. During the term of this Agreement, provided sixty percent (60%) of the Gross Leaseable Area of the Developer Buildings is being utilized for retail purposes, Dillard will not use or permit the use of either the Dillard Tract or Condev Tract for a purpose which is inconsistent with the operation of a Shopping Center.

     Section 4.3 Temporary Cessation of Business. Any temporary cessation of business by any Party occasioned by the making of repairs or alterations, or by Force Majeure or any temporary cessation of business not in excess of sixty (60) days, shall not constitute a breach on the part of the Party so ceasing business of such Party's Operating Covenant.

                                    ARTICLE V

                                    INDEMNITY

     Section 5.1 Indemnity. Except for claims paid pursuant to the insurance policy or policies carried by the Parties hereto under the provisions of the "INSURANCE DURING CONSTRUCTION" and "INSURANCE DURING OPERATION" sections hereof

     (1) Dillard shall indemnify and save Developer harmless from and against any and all claims, actions, damages, liability and expense in connection with bodily injury, loss of life, personal injury or death to persons and damage to property, or any of them, occurring in or upon the Shopping Center, occasioned in whole or in part by any omission or act of negligence of the indemnifying Department Store, its agents, contractors or employees, including, without limitation, all claims in respect of asbestos even if occasioned in whole or in part by the acts or omissions of third parties; and

     (2) Developer shall indemnify and save Dillard harmless from and against any and all claims, actions, damages, liability and expense in connection with bodily injury, loss of life, personal injury or death to persons, and damage to property, or any of them, occurring in or upon the Shopping Center, occasioned in whole or in part by any omission or act of negligence of Developer, its agents, contractors or employees, including, without limitation, all claims in respect of asbestos even if occasioned in whole or in part by the acts or omissions of third parties.

                                     PART IV

                                   ARTICLE VI

                               GRANT OF EASEMENTS

     Section 6.1 Definitions and Documentation. This Article sets forth the easements and licenses and the terms and conditions thereof which the respective Parties hereby grant to each other for the respective periods set forth in the case of each such easement or license. As used in this Article:

     (a) A Party granting an easement or license is referred to as the "Grantor" thereof, it being intended that the grant shall thereby bind and include not only such Party but its successors and assigns as well; and

     (b) A Party to which an easement or license is granted is referred to as the "Grantee" thereof, it being intended that the grant shall benefit and include not only such Party but its Permittees, successors and assigns as well; and

     (c) The word "in", in respect of an easement granted "in" a particular Tract, shall be deemed to mean, as the context may require, "in," "to," "on," "over," "through," "upon," "across," and/or "under".

As to the easements herein granted:

     (d) The grant of a particular easement by a Grantor shall bind and burden its respective Tract(s), which shall, for the purpose of this Article, be deemed to be the servient tenement, but where only a portion thereof is bound and burdened by the particular easement, only that portion so bound and burdened shall be deemed to be the servient tenement; and

     (e) The grant of a particular easement to a Grantee shall benefit its respective Tract(s), which shall, for the purposes of this Article, be deemed to be the dominant tenement, but where only a portion thereof is so benefited, only that portion shall be deemed to be the dominant tenement; and

     (f) All easements and licenses granted in this Article shall exist by virtue of this Agreement without the necessity of confirmation by any other document; and likewise, upon the extinguishment, expiration or termination of any easement or license, in whole or in part, or its release in respect of all or any portion of any Tract, pursuant hereto, the same shall be extinguished or released or be deemed to have expired or terminated without the necessity of confirmation by any other document. However, each Party will, as to any easement(s) or license(s), at the request of any other Party, upon the submission by the requesting Party of an appropriate document in form and substance acceptable to both Parties, execute and acknowledge such a document memorializing the existence, or the extinguishment (in whole or in part), or the release in respect of all or any portion of any Tract, as the case may be, of any easement or license; and

     (g) All easements and licenses hereby granted are, unless limited or otherwise provided herein, nonexclusive.

     Section 6.2 Temporary License for Construction. During the period of construction of the Dillard Building on the Condev Tract, the Phase II Common Area Improvements, and the construction of the Enclosed Mall and parking deck, each Party grants to the other, their architects, contractors, subcontractors, materialmen and others engaged in performing such work for it, a temporary license to use portions of the respective Tract of the Grantor as and to the extent necessary for the purpose of performing the construction in question, provided that Dillard during the construction of its Building shall limit its construction of same to its construction staging area agreed upon between Dillard and Developer and Grantee shall use every reasonable effort to confine its ingress and egress to and from the Shopping Center Tract to the construction haul roads to be designated by Developer as construction haul roads. Such license shall end when the construction of the Grantee's Building shall be completed.

     Section 6.3 Easements for Use of Common Areas. (a) Each Party grants to the other easements to use each portion of the Common Areas so constructed on its respective Tract, other than (x) the Mall, (y) the Ring Road, and (z) Common Utility Facilities, provision for which is herein made, for its respective intended purposes, and each Party grants to the others the right to perform the repairs and maintenance required or permitted under this Agreement to enjoy such use, such easements to be for the use of the Grantee thereof. Included with the easements granted by this paragraph are, without limitation:

     (i) easements to use the respective parking facilities for the parking and passage of passenger motor vehicles (and trucks, so long as there is no unreasonable interference with customers and employee parking) and passage by pedestrians; and

     (ii) easements to use such roadways to provide passage by motor vehicles (passenger and truck) and pedestrians between each Tract in the Shopping Center Tract and the abutting highways and to provide passage between the various portions of each Tract in the Shopping Center Tract; and

     (iii) easements to use the various walkways and all other portions of the Common Area for the general use of the Grantee and the Grantor.

     (b) The easements provided in this paragraph are subject in each case to
(x) the rights to use the Common Areas for other purposes specifically provided in this Agreement, and (y) the rights, if any, of each Grantor to change and relocate portions of the Common Areas to the extent (but only to the extent) specifically provided in this Agreement.

     (c) The easements provided in this Section 6.3 shall terminate upon the expiration or earlier termination of this Agreement; provided, however, that said easements, rights and privileges granted upon or in favor of a Tract which is excluded from the operation and effect of this Agreement pursuant to
Article VIII hereof shall terminate as to said Tract on the date it is so excluded.

     Section 6.4 Easements to Use the Mall. (a) Developer grants to Grantee easements (i) to have its Buildings abut and open onto the Enclosed Mall and
(ii) to use the Enclosed Mall to provide ingress and egress between its respective Buildings and between any other stores or Buildings opening on the Enclosed Mall, for each of them in common with the Grantor. These easements are subject to the right of Developer to relocate various elements of the Enclosed Mall to the extent specifically provided in this Agreement.

     (b) The easement provided in Section 6.4(a) shall terminate as to a Grantee's Tract at such date as the Department Store Building thereon shall cease being operated in accordance with Section 4.2, subject, however, to the provisions of "FORCE MAJEURE," "EMINENT DOMAIN" and "IMPROVEMENTS DESTRUCTION" set forth in this Agreement.

     Section 6.5 Easements for Footings and Canopies, Roofs and Other Building Components. (a) Each Party hereto hereby grants to the other Party hereto owning an adjoining Tract an easement in and to the area within five (5) feet of the Grantor's Tract for the construction of footings, foundations and underground supports for the Buildings constructed or to be constructed on the Grantee's Tract. If Developer and the Department Store have utilized or shall agree to the use of what are known in the construction trade as "common footings" for the Enclosed Mall and/or Developer Buildings on the Developer's Tract and the Department Store Building on the Dillard Tract and the Condev Tract, such Parties hereby grant to each other an easement permitting the construction, maintenance, use, replacement and repair of said common footings.

     (b) Each Party hereby expressly grants to the others and to their respective successors and assigns for the benefit of each Grantee's Tract, the nonexclusive right and easement in connection with the construction and operation of Grantee's Building to install, maintain, prepare and replace signs, canopies, roofs, building overhangs and other like projections and encroachments attached to the Grantee's Building and extending to the Grantor's Tract; provided, however, no such projection shall interfere with the operation of Grantor in its Building or extend more than five feet (5') (or such greater distance as may be shown on the approved plans of the Department Store or the Developer) into the Tract of the Grantor.

     (c) The easements as provided in this Section 6.5 with respect to any servient tenement shall last so long as the building or improvement (or element thereof) which so encroaches, or any replacement thereof constructed during the term of this Agreement, shall stand and so encroach and shall survive the expiration of the term of this Agreement or the earlier exclusion by any Party of its Tract from the operation of this Agreement.

     Section 6.6 Easement to Perform Right of Self-Help. Each Party grants to the other Party hereto and its employees, agents and contractors, easements to enter upon Tract of the Grantor

(herein called "Defaulting Party"), and into all Improvements thereon, for the purpose of performing any obligation which the Grantor is required to perform under this Agreement but fails or refuses to do and which the Grantee (herein called "Performing Party") has the right then so to perform under this Agreement, but the Performing Party shall not have the right to enter into any Building containing Gross Leasable Area unless required in respect of any emergency matter affecting the Common Utility Facilities; and in exercising these easements, the Performing Party shall minimize, to the extent possible, any interference or interruption of any business being conducted on the Tract(s) affected. Such easements and the right to cure a default hereunder shall be exercised only in accordance with the provisions of Section 9.2.

     The easement provided in this Section 6.6 shall terminate as to any obligation which the Performing Party has the right to perform pursuant to this Agreement on the date that the Performing Party's right to perform terminates pursuant to this Agreement, but in no event later than the termination of this Agreement.

     Section 6.7 Easement for Abutment of Mall. (a) The Department Store grants to Developer the right to have the Enclosed Mall abut each of its respective Department Store Buildings, as mutually to be approved or as presently constructed. Developer grants to the Department Store the right to have its respective Department Store Buildings abut the Enclosed Mall, as mutually to be approved.

     (b) The easements as provided in this paragraph shall terminate upon the first to occur of:

     (i) the Enclosed Mall and/or the Developer's Building are demolished or destroyed and not replaced with reasonable promptness as required or permitted by the terms of this Agreement.

     (ii) a Department Store Building, insofar as the Enclosed Mall abuts upon it, shall be demolished or destroyed and such Building is not replaced with reasonable promptness as required or permitted by the terms of this Agreement.

     Section 6.8 Easements for Repair to Structure. (a) Each Party hereto grants to the other easements for the purpose of maintaining, repairing or reconstructing any of the facilities of the Grantee located in such proximity to the Tract of the Grantor that such facilities can, as a practical matter, be so maintained, repaired or reconstructed most advantageously from the Tract of the Grantor; such easements shall Permit the Grantee and its employees, agents and contractors, to enter upon and use such parts of the Tract of the Grantor, but not the Building of the Grantor, as are adjacent to the perimeter of said facilities to such extent, in such manner (including, without limitation, the erection of scaffolding) and for so long as is reasonably necessary to the accomplishment of said purpose; provided, however and on the condition that each such Grantee shall restore the portion of such Tract and facilities thereon so used to the same or as good condition as existed immediately before-such work was begun, and provided, further, that any such use by Grantee (including erection of any scaffolding) shall not unreasonably interrupt the business being conducted on the Tract so affected. Grantee shall, in the course of maintaining, repairing or reconstructing its facilities from the Grantor's Tract, fully indemnify and hold harmless Grantor from and all expenses, costs or liability for any injury or damage arising out of Grantee's actions.

     (b) The easements provided for in this Section 6.8 with respect to any servient tenement shall (except as required in order to repair the Ring Road and Common Utility Facilities) last so long as the Building or Improvement (or element thereof) which is being maintained, repaired or reconstructed, or any replacement thereof constructed during the term of this Agreement shall stand, and shall survive the expiration of the term of this Agreement or the earlier exclusion by any Party of its Tract from the operation of this Agreement.

     Section 6.9 Easement for Ring Road. (a) Each Party hereto hereby grants to each of the other Parties hereto and additionally to the owners and tenants and their invitees, successors and/or assigns of the Reserve Tract(s), easements, for itself and its invitees and tenants, respectively, in common with the Grantor and its invitees and tenants, to use the portion of the Ring Road located on the Tract(s) of the particular Grantor for the purposes of two-way vehicular traffic (passenger vehicles and trucks) and pedestrian access between the Tracts of each Grantee and abutting highways and between the various portions of each such Tract(s).

     (b) The easements provided in this Section 6.9 shall be perpetual; provided, however, that Developer shall and does reserve hereby the right to withdraw from the grant of easement herein made such portions of the Ring Road as may interfere with or jeopardize the construction of the Enclosed Mall, parking deck and other Improvements to be undertaken by Developer. Developer shall, on behalf of Dillard and Condev, have the right to execute such documents and instruments as may be necessary to accomplish the foregoing.

     (c) In the event of a condemnation of any portion of the Ring Road, the Parties will endeavor in good faith to agree on a substitute for the portion(s) thereof condemned; failing such agreement, the matter shall be submitted to arbitration for determination in accordance with the provisions of Section 9.4 hereof, it being intended that a Ring Road shall in such event continue to exist.

     (d) Notwithstanding anything to the contrary in this Agreement, but subject to the provisions of 6.9(b) above,

     (i) No person shall have the right, without the consent of the owner(s) of all other Tracts which are benefited by these easements, applicable to the Ring Road to (A) relocate any juncture point of the Ring Road on its Tract with that on any other benefited Tract, or (B) narrow the Ring Road on its Tract; or (C) change the grade of the Ring Road on its Tract; and

     (ii) The owner of any Tract on which is located an entrance or exit between the Ring Road and an abutting highway or public right of way shall not have the right, without the consent of the Grantee(s) of these easements, applicable to the Ring Road to make any change in the location, design or number, or reduce the size, of such entrance and exit as shown on Exhibit "B", but (D) subject to the foregoing, and following the termination of this Agreement, the owner of any burdened Tract can change the location of the Ring Road within its Tract provided that (x) it shall provide a reasonably direct route between the juncture points or the juncture point(s) and terminus point(s) on the boundary(ies) of its such Tract, and (y) such new location shall provide a new Ring Road at least as wide, serviceable and safe as that substituted for and be improved in a manner at least equal to that of the portion of the Ring Road for which it is a substitute; provided, further, that any dispute among the Parties with reference to the Ring Road, its juncture, any juncture points or any entrances or exits between the Ring Road and the abutting highway(s) shall be determined in accordance with the provisions of the "DEFAULT" article hereof.

     Section 6.10 Easement for Common Utility Facilities. Each Party grants to the other Parties hereto, the following perpetual easements in their respective Tract for Common Utility Facilities and other utility facilities (the term "pipe(s)", as used in this section shall mean "pipe(s)", and/or "line(s)", and/or "conduit(s)", and/or "wire(s)", and/or "cable(s)", and/or "other means of providing utility facilities", as the context may require):

     (a) From and after the date of installation thereof, easements for all Common Utility Facilities, to the extent that any or all of the same are so installed, may be located in the Tracts of the respective Grantor, for the purpose of using, operating, maintaining, repairing, relocating, replacing or enlarging any of the Common Utility Facilities, subject to the provisions of this Section 6.10, and each Party grants to Grantee the right to perform the repairs and maintenance required or permitted to enjoy such use.

     (b) Easements in the Tract of the respective Grantor for the purpose of connecting any and all of the pipe(s) or the Common Utility Facilities referred to in (a) hereof with any facilities on the Tract of the Grantee to the extent that location thereon is necessary and proper in the Grantee's judgment so to service such facilities; and after any such connection, for the purpose of using, operating, maintaining, repairing, relocating, replacing and enlarging any or all of said pipe(s), subject to the provisions in this Section 6.10.

     (c) For the purpose of exercising the rights granted in (a) and (b) of this Section 6.10, each Grantee and its respective employees, agents and contractors shall have the right to enter upon and use the Tract of each Grantor to such extent and so long as reasonably necessary to accomplish such purposes, subject to the following conditions and requirements:

          (i) No less than ten (10) days' prior written notice shall be given to the Grantor that Grantee anticipates doing such work, together with notification of the proposed area of such work, plans and specifications describing such work and the anticipated date of start of such work; but if the work involved is emergency repair work, only such advance notice, written or oral, as is reasonably practicable need be given;

          (ii) That after such work, the pipe(s) in question shall be underground and not beneath or unreasonably close to (x) any Floor Area on the Grantor's Tract, (y) any Outdoor Selling Area thereon, or (z) any ground area shown in Exhibit "B" as a place where Grantor may build Floor Area, but this (ii) shall not (A) require the moving of any pipe(s) theretofore installed not in violation of this

                Agreement, or (B) permit any such work if as a result thereof any person(s) utilizing the Common Utility Facilities to provide utilities to Improvement(s) owned by it would be required to relocate any connection between any Common Utility Facilities and such Improvements in order for such person to continue to be able so to utilize the Common Utility Facilities therefor, or if its ability so to utilize the same is otherwise materially adversely affected, unless in any such case in this (B), all such person(s) shall consent to such work or the Grantee proposing to do such work shall agree (and place the money therefor in escrow, if reasonably required by such person(s)) to pay all (direct or indirect) costs of such person(s) contingent upon the performance of such upon work by such Grantee;

          (iii) That such work shall be done at the sole cost of the Grantee undertaking the same in accordance with the plans and specifications approved by the Grantor and shall be performed in such a manner as not to cause (A) any interruption of or undue interference with the business conducted on the Tract of the Grantor, or (B) any unreasonable interruption in the services provided in the pipe(s) servicing the Grantor's Tract; and

           (iv) That after the completion of such work, the Grantee shall restore the portion of the Tract and Improvements of the respective Grantor so used to the same or as good condition as existed immediately before the commencement of such work at its own cost and expense.

     (d) The easements granted in (a), (b) and (c) of this section shall be exclusive insofar as they relate to pipe(s) (as lateral(s) to service the Building in question) located within five (5) feet of the building line of the respective Grantee and any other pipe(s) not a Common Utility Facility, and nonexclusive insofar as they relate to Common Utility Facilities. To the extent that any such easement is exclusive, the Grantee in question shall at all times do all work necessary to maintain the same and shall assume and pay all costs incurred in the maintenance, repair, replacement and/or enlargement thereof.

     (e) If any Party physically disconnects, other than temporarily, from any pipe(s) which is a Common Utility Facility, it may reconnect only with the consent of all Parties then using the pipe(s).

     Section 6.11 Easements for Security Surveillance Equipment. The Department Store, during the Term of this Agreement, so long as either of its Buildings stands, hereby grants to Developer an easement for the installation, operation and maintenance on or within both its Buildings, at locations to be selected by Developer and approved by each Department Store as to each respective Building, which approval shall not be unreasonably withheld, of closed circuit television cameras or similar equipment for purposes of security surveillance of the Common Areas on the Shopping Center Tract, including the right to install all wires, cables and support systems for such surveillance equipment. Notwithstanding the foregoing, such easement as to a Department Store Building shall be limited solely to the exterior of the building and shall include solely two (2) television cameras and the wires and support system for each such camera.

     Section 6.12 Permanent Easements. With respect to such of the foregoing easements as are in this article declared to be "perpetual", each such easement shall, notwithstanding such characterization, expire, terminate, and be extinguished in relation to any Grantee when such easement is no longer being used by such Grantee, or those holding under or through such Grantee (non-use, resulting from destruction or condemnation, or any reasonable interruptions incidental to the conduct of a business or made reasonably necessary because of construction, alterations, improvements or repairs shall not be deemed to be non-use for the purposes hereof), and such easement has not been used for a continuous period of two (2) years. An assertion by a Grantor that the easement in question has ceased, terminated, or been extinguished in accordance with the foregoing sentence shall be deemed to have been made when notice to that effect, citing this Section 6.12, is given by the Grantor to, and is received by, the Grantee in question; and such assertion shall be deemed to have been agreed to by such Grantee unless it shall, within thirty (30) days thereafter by notice to the Grantor, deny such assertion and give its reasons therefor. Pending the resolution of such dispute, the easement(s) in question shall be deemed to continue.

     Section 6.13 Platting; and Easements to Public Authorities and Utilities. Each Party covenants and agrees with the other Party hereto that it will grant to governmental or public authorities or any public utility companies utility line easements in, on or under the Common Areas on its respective Tract, all to be in locations consistent with the Plans and Specifications and the Final Plans and otherwise in form acceptable to the Grantor, for the installation and/or maintenance and operation of utility facilities reasonably required for all Tracts and modifying existing easements, if required by Developer. Such easement(s) shall be perpetual so long as such authorities or companies use the same to provide utility services to any part of the Shopping Center Tract.

     Section 6.14 Extinguishment of Easements. Any of the easements or licenses granted hereby may be (a) released or extinguished, or (b) amended, waived, or modified by instrument, in recordable form, executed by the owners of all the Shopping Center Tracts benefited or burdened by the respective easements or licenses affected thereby and consented to by the first mortgagee of such benefited or burdened Tracts provided such first mortgagee has informed said owners in writing addressed as provided for in Section 11.17 of the existence of the mortgage and the mortgagee's address.

     Section 6.15 No Public Dedication. (a) Nothing contained in this Article VI, including the grant of any or all easements herein provided, shall be deemed to constitute a dedication of any Tract or any portion or portions thereof to any governmental body or agency or to the general public.

     (b) Each Party hereby reserves the right from time to time to close off all or any part of the Common Area on its Tract for such reasonable period of time as may be necessary in order to avoid the possibility of dedicating the same for public use or creating prescriptive rights therein. Before closing off the Common Area on its Tract for such purpose, the Party so desiring to close off its Common Area shall give notice to the other Parties of its intention to do so and shall attempt to coordinate its closing with the activities of the other Parties. In order to avoid unreasonable interference with the operation of the Shopping Center, such closing shall take place, if possible, at a time or a day when the Shopping Center is not open for business.

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

                                   ARTICLE VII

                                   DESTRUCTION

     Section 7.1 Destruction of Developer Buildings. In the event of the destruction of or damage to the Buildings or other Improvements upon the Developer's Tract or any part thereof at any time during the Developer Operating Covenant, by fire, windstorm, or other casualty required to be insured against pursuant to the provisions of Section 3.9 hereof, Developer shall rebuild, repair and restore such Buildings and Improvements so that there shall then be substantially the same number of square feet of Floor Area on the Developer's Tract, in the same location as presently shown on Exhibit B, and of the same general appearance, in as good condition and constituting an integrated, first-class, regional shopping center, including the Enclosed Mall, as existed prior to such damage or destruction. However, in the event such destruction or damage occurs during the final five (5) years of the Dillard Operating Covenant, Developer shall not be obligated to so rebuild, restore or repair unless the Department Store agrees to extend the Dillard Operating Covenant for at least five (5) years after the projected completion date of such rebuilding, repairing and/or restoration (and subject to the same conditions as specified in Article IV).

     Section 7.2 Restoration by Developer. Any Building, Enclosed Mall or other Improvements required to be rebuilt, repaired and restored by Developer pursuant to this Agreement shall be rebuilt, repaired and restored and ready for occupancy within twelve (12) consecutive calendar months from the time when the loss or destruction occurred, subject, however, to unavoidable delays as stipulated under the provisions of FORCE MAJEURE.

     Section 7.3 Destruction of Department Store Buildings. In the event of the destruction of or damage to any Buildings or other Improvements upon the Dillard Tract or the Condev Tract, or any part thereof, at any time during the Dillard Operating Covenant, by fire, windstorm or other casualty required to be insured against pursuant to the provisions of Section 3.9 hereof,

Dillard shall rebuild, repair and restore such Improvements so that there will then be substantially the same number of square feet of Floor Area in Buildings on the Condev Tract and Dillard Tract, in the same location as presently shown on Exhibit B, and of the same general appearance, in as good condition, and constituting integrated Buildings as existed prior to such damage or destruction. Dillard, however, shall not be obligated to so rebuild unless the Enclosed Mall is then open and operating on the Developer's Tract (or if damaged is being repaired for reopening) and Developer is not in default of its Operating Covenant, and shall not be required to rebuild in the event, pursuant to the Dillard Operating Covenant, it has less than two (2) years remaining to operate its retail department stores pursuant to the Dillard Operating Covenant.

     Section 7.4 Restoration by Department Store. Any Building or other Improvements required to be rebuilt, repaired and restored by the Department Store pursuant to this Agreement shall be rebuilt, repaired and restored and ready for occupancy within twelve (12) consecutive calendar months from the time when the loss or destruction occurred, subject, however, to unavoidable delays as stipulated under the provisions of FORCE MAJEURE.

     Section 7.5 Reconstruction Requirements. Any repair, reconstruction and replacement of any Building or other Improvements performed by Developer or the Department Store pursuant to this article shall be performed in accordance with the following requirements:

     (1) Plans and Specifications therefor not previously approved for the original construction of the Shopping Center as required in Sections
          1.3 through 1.6 shall be approved by Developer and by the Department Store, as to exterior architectural design, exterior construction and location of Improvements being restored, prior to the commencement of the work of such repair, reconstruction and replacement, which approvals shall not be withheld without good and valid reason and notice thereof made in writing. If a Party was required to submit said Plans and Specifications or the Final Plans for informational purposes only, then the same shall apply to any restoration or repair required hereunder;

     (2) The Buildings or other Improvements being restored shall be at least of equal value per square foot and at least as usable for its intended purpose as such Building or other Improvements were just prior to the happening of such casualty;

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

          (3) Substantially the same public entrances in relation to location on the Enclosed Mall shall exist as existed just prior to the happening of such casualty; and

          (4) Such repair, reconstruction and replacement shall be done in conformity with the provisions of this Agreement.

          Section 7.6 Sightly Condition. In the event that any Party shall not be required to rebuild and restore its damaged Building or other Improvements under the provisions of this article, and it does not, in fact, make such restoration, such Party shall clear its Tract of all debris and hazardous conditions and shall maintain its Tract in a clean, safe and sightly condition. The foregoing shall not be construed to prohibit any Party from rebuilding its Building in accordance with the Plot Plan and the terms of this Agreement.

          Section 7.7 Insurance Proceeds. Any fire and extended coverage insurance policy required under the provisions of the "INSURANCE DURING OPERATION" or "INSURANCE DURING CONSTRUCTION" articles of this Agreement shall contain the provision that any payment of a claim shall be paid to a trustee acceptable to each Party hereof (a first mortgage lien holder of a Tract shall be deemed acceptable), in order that any and all such payments shall be first made available for the reconstruction or repairs of any Building or any Improvements damaged or destroyed as required by the provisions of this Agreement; provided that any such payment not exceeding One Hundred Fifty Thousand Dollars ($150,000.00) may be made directly to the Party making the claim for the sole purpose of reconstruction or repairs; and provided, further, that the Department Store self-insuring as permitted hereunder or Department Store (or an entity guaranteeing the performance of the Department Store) having a then net worth equal to at least One Hundred Million Dollars ($100,000,000.00) need not pay any proceeds of insurance or any funds to a trustee.

                                  ARTICLE VIII

                                 EMINENT DOMAIN

          Section 8.1 Developer Tract. In the event that any part of the Enclosed Mall or the Floor Area in the Developer Buildings

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

or in the event that all or a substantial part (more than ten percent (10%) of the automobile Parking Spaces) of the Common Areas on the Developer's Tract should be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of Eminent Domain, or by private purchase in lieu thereof, then, and in any of such events, the Developer may elect by notice given to the Department Store to terminate this Agreement, and the Parties shall thereupon be released from any further liability hereunder, except as to those provisions of this Agreement which expressly survive any such termination. Such termination shall be effective on the earlier of the date of
(a) such taking or (b) the obtaining of possession by the condemning authority.

     Section 8.2 Department Store Tracts. In the event that all or a substantial part (more than fifteen percent (15%)) of the Floor Area in either of the Department Store's Buildings, or in the event that all or a substantial part (more than ten percent (10%) of the automobile Parking Spaces) of the Common Areas on either the Condev Tract or Dillard Tract should be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of Eminent Domain, or by private purchase in lieu thereof, then, and in any of such events, this Agreement as to the Tract so affected and Building thereon shall terminate, with the Department Store being thereupon released from any further liability hereunder as to said Tract, except as to those provisions of this Agreement which expressly survive any such termination.

     Section 8.3 Restoration. If this Agreement is not terminated following a partial taking, all of its conditions and provisions shall continue in full force and effect; provided, however, that each Party shall, at such Party's sole expense, promptly begin and prosecute with diligence the making of all necessary repairs, restorations and replacements to all Buildings and other Improvements (including the Enclosed Mall on the Developer's Tract) on such Party's Tract which shall have been partially taken. All Parking Spaces taken in a partial taking shall be restored, either multilevel on such Party's Tract or upon land which is adjacent and contiguous to the Shopping Center, in the event such land can be acquired (all as more particularly described in Section 8.4(ii) hereof), to provide at least the minimum ratio of Parking Spaces to Gross Leasable Area on each Party's Tract, as required by the provisions set forth in Section 1.7 hereof. Notwithstanding the foregoing, no Party shall be required to replace Parking Spaces taken in a partial taking if after such taking, such Party's Tract contains at least ninety percent (90%) of the Parking Spaces required to maintain the minimum ratio of Parking Spaces to Gross Leasable Area. The portion of the Shopping Center so remaining shall be a complete architectural unit with adequate Parking Spaces and an Enclosed Mall in accordance with the provisions of this Agreement. Each Party (including the owners, lessees or other parties in interest of the Reserve Tracts) waives its right to any portion of any award for the taking of another Party's Tract.

     Section 8.4 Application of Condemnation Award. The entire award made for the condemnation of any land, Building(s) or other Improvements shall belong to the Party upon whose Tract such land, Building(s) or other Improvements were located. If this Agreement shall not have been terminated, or if such Party shall not have excluded its Tract from the operation and effect of this Agreement, then the entire award shall be applied first, before being devoted to any other purpose, as follows:

     (i) in the case of a taking involving a Department Store Building or a Developer Building, or the Enclosed Mall, to the restoration of such buildings) to a complete architectural and structural unit(s) as similar as is reasonably possible in design, character and quality to the building(s) so condemned, and in the case of the Enclosed Mall, to the extent reasonably possible, connecting the Department Store Buildings.

     (ii) in the case of condemnation of Parking Area, if and to the extent that such Party is either obligated or elects to replace Parking Spaces, to the replacement of the Parking Spaces lost by such condemnation with multi-deck parking facilities at a location acceptable to the other Parties or towards the acquisition of contiguous land acceptable to the other Parties; provided, however, that if a Party elects to construct multi-deck parking facilities, such Party shall also submit preliminary plans showing the dimensions and location of the proposed multilevel parking facilities to the other Parties for their approval, which approval may not be unreasonably withheld. In the event such approval is not given by the other Parties hereto, then that Party shall be relieved of the obligation to construct said multilevel parking facility. No Party shall be obligated to expend a sum greater than the amount of its condemnation award to meet any restoration obligation hereunder.

                                   ARTICLE IX

                                     DEFAULT

     Section 9.1 Default. Unless otherwise provided in this Agreement, no Party shall be deemed to be in default hereunder until such Party shall have been given written notice describing the nature of such impending default and, within thirty (30) days after receipt of such notice, shall have failed to commence to cure such impending default and to proceed diligently to complete the curing of such impending default as promptly as possible, utilizing all reasonable means to effectuate and expedite the curing of such impending default. Except as otherwise expressly provided herein, no breach of the provisions of this Agreement shall entitle any Party to cancel, rescind or otherwise terminate this Agreement, but such limitation shall not affect, in any manner, any other rights or remedies which any Party may have hereunder by reason of any breach of the provisions of this Agreement. No breach of the provisions of this Agreement shall defeat or render invalid the lien of any mortgage or deed of trust made in good faith for value covering any part of the Shopping Center, and any improvements thereon.

     Section 9.2 Right to Cure Default of Another Party. In the event any Party hereto shall be in default of this Agreement by reason of its failure to perform any of the provisions, covenants and conditions hereof, and there is no other remedy provided herein for the other Parties to cure such default, then, in such event:

     (1) By giving thirty (30) days' prior written notice to the Defaulting Party, as defined in Section 6.6, the Performing Party, as defined in 6.6, shall have the right, but not the obligation to proceed to take such action as shall be necessary to cure such Default in the name of and for the account of the Defaulting Party, unless within such thirty
          (30) day period the Defaulting Party shall have cured such default or unless, in the case of a default which by its nature cannot be cured within such thirty (30) day period, the Defaulting Party shall have taken action reasonably calculated to begin and diligently prosecute the curing thereof.

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

          Notwithstanding the foregoing, the other Parties shall in no event have the right to enter the Gross Leasable Area of the Defaulting Party to cure any default, except as provided in Section 6.6.

     (2) In the event that a Performing Party shall, in good faith, believe that a default has created an emergency, then no notice shall be required to permit the Performing Party to act immediately and to take such action as is necessary to cure said default.

      All repairs shall be done in a careful manner. The Performing Party shall repair any damage caused by such repair, and further agrees to defend, indemnify and hold harmless the Defaulting Party from and against any claims, including mechanics' or materialmen's liens, arising from or caused by said repair. Nothing contained in this paragraph shall in any way modify, limit or lessen the obligations of the Parties hereto elsewhere in this Agreement provided or in the Separate Agreements. As used herein, the term "emergency" shall mean any sudden unexpected happening in which a failure to act immediately would cause appreciable damage to person or property.

     At the election of the Performing Party, any amounts so expended for repairs or maintenance under this self-help provision (i) may be withheld from amounts, if any, otherwise payable to the Defaulting Party under this Agreement or Separate Agreement(s) without prejudice, however, to the right of the other Parties to make such repairs or perform such maintenance and to withhold such amounts, or (ii) shall be payable on demand by the Defaulting Party to the Performing Party along with interest at the prime rate being charged by Citibank N.A. of New York on the date of said demand from the date of such expenditure by the Performing Party. The Parties agree that a lien shall not be created in favor of the Performing Party on the Defaulting Party's Tract.

      Section 9.3 Mortgagee Notice. Each Party serving a notice of default under this Agreement shall send by certified or registered United States mail, postage prepaid, a copy of such notice to any holder of a first mortgage (whether fee or leasehold) on the Tract of the Party so served provided such holder shall have sent the Party serving the notice of default a notice informing it of the existence of such mortgage and the address to which copies of such notices of default are to be sent, and such mortgagee shall be permitted to cure any such default not later than thirty (30) days after a copy of the notice of default shall have been sent to such defaulting Party and its mortgagee, provided that in the case of a default which cannot with diligence be remedied within such period of thirty (30) days, and if such mortgagee, within such thirty (30) day period shall have commenced curing such default, such mortgagee shall have such additional time as may be reasonably necessary in order to remedy such default with diligence and continuity.

                                   ARTICLE X

                                   ASSIGNMENT

        Section 10.1 Subject To Provisions of Agreement. Any assignment of this Agreement shall be subject to the terms and conditions of this article and any other applicable provisions of this Agreement.

        Section 10.2 General Assiqnment Right. Developer and Department Store shall have the right, at any time or from time to time during the Term of this Agreement, without obtaining the consent of the other Party, to assign this Agreement to:

        (1) a corporation resulting from a merger or consolidation of either Developer or Department Store, or

        (2)  a wholly owned subsidiary corporation, or

        (3)  a successor corporation, or

        (4) other business entity, including a parent corporation, to which all or substantially all the assets of Developer or of Department Store located in Arkansas and Texas shall be transferred;

provided that such assignee shall execute and deliver to the other Party a written instrument, in recordable form, in which it assumes all of the provisions, terms and covenants of this Agreement and of the Separate Agreements to which its assignor was a party.

        Upon such assumption by such assignee, the assignor, except in the event of an assignment permitted by subclause (2) of this Section 10.2 to a wholly-owned subsidiary corporation, and subject to the provisions of the respective Operating Covenants

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of Developer and the Department Store set forth herein, shall be thenceforth released of any and all liabilities, obligations and covenants pursuant to this Agreement (subject to all other conditions in this article).

     Section 10.3 Department Store Assignment Rights. Nothing contained in this Agreement shall in any way restrict the right of the Department Store to sell or otherwise convey its Tract, or to assign its rights and obligations under this Agreement and thereby relieve itself of all future liabilities thereafter accruing pursuant to this Agreement, except that the Department Store shall in no event be released or relieved of its obligation to operate pursuant to its Operating Covenant as set forth herein and provided that such assignee shall execute and deliver to Developer a written instrument, in recordable form, in which it assumes all of the provisions, terms and covenants of this Agreement and of the Separate Agreements.

     Notwithstanding anything to the contrary contained in this Agreement, but subject to the provisions of the "SALE AND LEASEBACK" article hereof, the Department Store may:

     (a) as part of its operation, lease portions of its Buildings or license departments thereof or grant concessions to other parties, subject to the provisions of the respective Operating Covenants of this Agreement; and

     (b) mortqage its Tracts and/or sell and lease back, or lease and sublease back, its Tracts and, in connection with any such transaction, assign its interest in this Agreement. If any such mortgage is foreclosed or a deed is delivered in lieu of foreclosure, or if the Department Store shall have entered into a sale and leaseback transaction or a lease and subleaseback transaction involving either of its Tracts under which such Department Store or any parent company who owns all the outstanding shares of such Department Store is the lessee or sublessee thereunder, and such lessee or sublessee shall be deprived of possession of such Tracts by reason of its failure to comply with the terms of such leaseback or subleaseback, anyone who has acquired or shall thereafter acquire title to such Tracts or a leasehold estate therein shall hold the same free of any obligation to operate a retail department store on such Tracts as set forth in this Agreement, but subject to all other terms, provisions, covenants, conditions, and restrictions contained in this Agreement; provided, however such Tracts and Buildings shall only be used thereafter for retail department store purposes during the term of the Operating Covenant of the Department Store. In the event a mortgagee of any Department Store Tract or the purchaser under a sale and leaseback transaction succeeds to the interest of such Department Store in said Tract(s), the obligations of such Department Store shall be binding upon such successor, or any person claiming by, through or under successor, only during the period that it is in possession of such Tract, but nothing contained herein shall obligate any such successor, or any person claiming by, through or under such successor, to operate a Dillard department store on such Tract, provided that such successor is not a parent, subsidiary or affiliate of, or otherwise related to or owned or controlled by, such Department Store, directly or indirectly.

               Notwithstanding the previous portions of this clause (b), the Department Store deprived of possession of its Tract(s) by reason of the foreclosure of such mortgage or delivery of a deed in lieu of foreclosure or by reason of its failure to comply with such leaseback or subleaseback, shall remain liable for breach of its covenants and obligations under its respective Operating Covenant set forth in this Agreement and for the payment of any and all charges and sums of money provided for in the Separate Agreements involving such Department Store, in the event a transferee or successor comes into possession.

        Section 10.4 Developer Assignment Rights. Nothing contained in this Agreement shall in any way restrict Developer's right to sell or otherwise convey the Developer's Tract and thereby relieve itself of all future liability accruing thereafter pursuant to this Agreement, provided that any assignee or transferee shall provide or cause to be provided good shopping center management or be an experienced shopping center developer and any assignee or transferee shall execute and deliver to the other Parties a written instrument, in recordable form, in which it assumes all the provisions, terms and covenants of this Agreement and the Separate Agreements. The foregoing, however, is not intended nor shall it be construed to be a requirement that the Department Store approve nor shall the Department Store have the right of approval, of any such assignee or transferee. It is further agreed hereby that the first mortgagee of Developer who acquires the Developer's Tract pursuant to foreclosure or the acceptance of a deed in lieu of foreclosure is for all purposes of this Article X an acceptable assignee.

        Anything contained in this Agreement to the contrary notwithstanding, until the date (i) Developer has substantially completed all of its work in accordance with Article II of this Agreement, (ii) Developer has opened the Enclosed Mall to the public for the purposes intended herein, and (iii) sixty percent (60%) of the Floor Area occupied by Mall Tenants is open to the public for business, Developer shall not have the right to sell, assign or otherwise sell, alienate, encumber, lease or otherwise dispose of any portion of the Developer Tract, except for any first mortgage or deed of trust necessary to defray the costs of purchase of the Shopping Center and construction of the aforesaid improvements (which first mortgage or deed of trust shall be subordinate to this Agreement), and except in the manner, for the purposes and to the extent authorized by this Agreement, including, without limitation, leasing required in Section 3.2.

      Section 10.5 General Conditions.

      (a) The terms "Developer" and "Department Store" as used in this Article X shall mean the owner or owners, from time to time, of all parts of the Developer's Tract and all parts of the Department Store Tracts, respectively, as the case may be. The covenants, provisions and conditions contained in this Agreement shall be binding on the Department Store, its successors and assigns, only during such Party's period of such ownership as defined in subparagraph (e) hereof, except as otherwise provided.

      (b) Notwithstanding anything to the contrary herein contained, neither the holder of the beneficial interest in a first deed of trust and the note secured, thereby (sometimes hereinafter referred to as "holder" or "beneficiary)" on the Developer Tract who may foreclose such deed of trust or accept a deed in lieu thereof, nor anyone who acquires said Developer Tract from said holder or beneficiary or at a sale held in connection with such foreclosure (sometimes hereinafter referred to as "other person") shall have any personal obligation or personal liability for the curing of any defaults which occur before the earliest date on which either said holder or beneficiary or other person shall have acquired either possession of or title to Developer Tract; provided, however, that nothing herein contained shall relieve said holder or beneficiary or other person of any obligations which it may have under this Agreement with respect to defaults occurring before the aforesaid date but which continue thereafter or which occur during the period that said holder or beneficiary or other person is in

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

possession of or holds title to the Developer Tract. It is further agreed that said holder or beneficiary or other person shall, from and after the date on which said holder or beneficiary or other person transfers or conveys its interest in said Developer Tract to another, be freed and relieved of all liability as respects the performance of any covenants or obligations on the part of the Developer to be thereafter performed; provided, however, that said holder or beneficiary or other person shall not be relieved of any liability arising hereunder which shall have accrued prior to such transfer or conveyance by reason of said holder's or beneficiary's or other person's failure while it was in possession of or held title to the Developer Tract to perform the obligations of the Developer hereunder. Anything in this Section to the contrary notwithstanding, it is understood and agreed that: (i) the Department Store shall have and retain all of the rights granted to it under Section 9.2 of this Agreement captioned "Right to Cure Default of Another Party" in the event of the failure on the part of Developer to perform any of the terms, provisions, covenants or conditions of this Agreement to be performed by the Developer or to make any payment which Developer is obligated to make under the terms of this Agreement irrespective of whether such failure shall have occurred before or after the aforesaid date or shall have occurred before such date, but continued thereafter; and (ii) the provisions of this Section shall not be construed to deny the Department Store or render ineffective or limit in any way any right which such Department Store might otherwise have under this Agreement, because of a default on the part of the Developer.

      (c) Except as otherwise provided, the grantor, or other transferor thereof (herein called "grantor") shall thenceforth stand released and discharged of any and all liability which would thereafter (i.e., after such sale, transfer or conveyance) arise for the keeping, performance and observance of said covenants, provisions and conditions applicable to such ownership interest.

         (d) Any such grantor shall give written notice to the other Party of any such sale, transfer or conveyance promptly, but not later than thirty (30) days after the instrument effecting the same has been duly filed for record.

         (e) Furthermore, any grantor or other transferor under this article shall remain liable for any and all events which have occurred prior to such sale, transfer or conveyance.

         (f) The term "ownership" or "ownership interest" as used in this article, shall mean or include the tenant interest in any long-term "ground lease" or any other similar type of lease of all or any part of a Tract.

         (g) In the event that under any circumstances a Tract shall be owned by more than one person in divided or undivided ownership interest, such persons shall nonetheless constitute only a single Party.

         (h) Of all such persons constituting only a single Party, those persons owning at least seventy percent (70%) of the divided or undivided ownership interest in the Tract of such Party shall:

         (1) designate one of their number to act as the agent authorized to act for, and to bind and obligate, all of such persons constituting only a single Party as the act and obligation of such Party; and

         (2) notify the other Party hereunder, in writing, of such designation as set out in the provisions of "NOTICES".

         Section 10.6 Sale and Leaseback. Notwithstanding anything to the contrary herein contained, if any Party shall (i) convey its Tract and assign its interest under this Agreement in connection with a sale and leaseback or lease and subleaseback financing, and it or its parent corporation or any other subsidiary of its parent corporation shall simultaneously become vested with a leasehold estate or similar possessory interest in its Tract by virtue of a lease made by the grantee, or lessee, as the case may be, or (ii) shall convey its Tract by way of a deed of trust or mortgage and retain its possessory interest in its Tract, then in neither of such events shall the assignee of this subleaseback, or any subsequent owner of its Tract, or the trustee, beneficiary or mortgage under any such deed of trust or mortgage, be deemed to have assumed or be bound by and of such Party's obligations hereunder for so long as such Party or its parent corporation or other subsidiary of its parent corporation shall retain such possessory interest, and such obligations shall continue to remain solely those of such Party or parent corporation or other subsidiary of its parent corporation, as the case may be, so long as such Party or its parent corporation or other subsidiary of its parent corporation retains such possessory interest, and performance by such Party or its parent corporation or other subsidiary of its parent corporation of any act required to be performed under this Agreement by it or fulfillment of any condition of this Agreement by such Party or its parent corporation or other subsidiary of its parent corporation shall be deemed the performance of such act or the fulfillment of such condition by such assignee, lessee, subsequent owner, trustee, beneficiary or mortgagee, as the case may be, and shall be acceptable to the Parties hereto with the same force and effect as if performed or fulfilled by such assignee, lessee, subsequent owner, trustee, beneficiary or mortgagee.

     The Parties agree that any leases entered into pursuant to this provision shall specifically require the Parties to perform and honor their obligations under this Agreement and that no modifications shall be made to such lease(s) that will abrogate such obligation.

                                     PART V

                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1 Parties Not Partners. Nothing contained in this Agreement shall be construed to make the Parties hereto partners or joint venturers or to render either of said Parties liable for the debts or obligations of the other, except as in this Agreement expressly provided.

     Section 11.2 No Waiver. No delay or omission by either of the Parties in exercising any right or power accruing upon any noncompliance or failure of performance by the other Party under the provisions of this Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by any Party of any covenant, condition, provision or performance under this Agreement shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition, provision or performance of this Agreement.

     Section 11.3 Captions. The Table of Contents preceding this Agreement and the article headings, captions and other similar designations are for convenience and reference only and in no way either define or limit the scope or content of this Agreement or in any way affect its provisions.

     Section 11.4 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Arkansas.

     Section 11.5 Severable Provisions. In the event any provision, or any portion thereof, of this Agreement or the application thereof to any person or circumstance shall to any extent be held to be invalid or unenforceable, the remainder of this Agreement and all of its other provisions, and all other persons or circumstances, shall be severed therefrom and shall not be affected thereby, and each such provision, or portion thereof, shall be valid and enforceable to the fullest extent permitted by law.

     Section 11.6 Modification. No agreement shall be effective to add to, change, amend, modify, waive or discharge this Agreement, in whole or in part, unless such agreement is in writing and signed by each Party and approved by the Developer's first mortgagee.

     Section 11.7 Counterparts. This Agreement is executed in several counterparts, each of which shall be deemed an original and all which together shall constitute one and the same instrument.

     Section 11.8 Developer's Liability. If after (a) Developer has substantially completed all of its work in accordance with Article II of this Agreement, (b) Developer has opened the

Enclosed Mall to the public for the purposes intended herein, and (c) sixty percent (60%) of the Floor Area of the Mall Tenants is initially open and operating businesses with the general public, Developer shall fail to perform any covenant or obligation on its part to be performed and as a consequence thereof the Department Store shall recover a money judgment against Developer, such judgment shall be satisfied only out of (i) the proceeds of sale produced upon execution of such judgment and levy thereon against Developer's interest in the Shopping Center Tract and Improvements thereon, (ii) the rents or other income from such property receivable by Developer, and (iii) the consideration received by Developer from the sale or other disposition of all or any part of Developer's interest in the Shopping Center Tract. The provisions of this
Section 11.8 are not designed to relieve Developer from the performance of any of its obligations hereunder, but rather to limit Developer's liability in the case of the recovery of a judgment against it, and the remedies of the Department Store contained in this Section 11.8 shall not be exclusive remedies, nor shall said remedies limit the rights of the Department Store to obtain injunctive relief or specific performance of Developer's covenants under this Agreement or to avail itself of any other right or remedy (not involving a personal liability of Developer) which may be accorded to the Department Store by law or under the terms of this Agreement by reason of Developer's failure to perform its obligations hereunder.

     Section 11.9 Estoppel Certificate. Each Party hereby severally covenants that upon written request of the other Party, it will issue to such other Party's prospective mortgagee or to a prospective purchaser of twenty-five percent (25%) or more interest in such other Party's Tract or twenty-five percent (25%) or more interest in such other Party, specified by such requesting Party, an estoppel certificate stating: (i) whether to its knowledge there is any default, right of set-off or defense to any sum payable under the Agreement, specifying the nature thereof; (ii) whether the Agreement has been assigned, modified or amended in any way (and if it has, stating the nature thereof); and (iii) that the Agreement as of that date is in full force and effect. The issuance of such certificate shall not subject the Party furnishing it to any liability, notwithstanding the negligent or otherwise inadvertent failure of such Party to disclose correct and/or relevant information. However, the Party furnishing the certificate shall not be permitted to assert or enforce any claim against the person to whom it is delivered (or against such person's property) which is inconsistent with the statements contained in the certificate, except to the extent that the person against whom the claim would otherwise be asserted or enforced has actual knowledge of facts to the contrary. Any Party who is requested to give an estoppel under this Section 11.9 may require, as a condition of its obligation to give the estoppel, that the Party on whose behalf the original request was made give a similar estoppel to the Party who was originally requested to give an estoppel.

     Section 11.10 No Public Dedication. No provision contained in this Agreement shall be construed to grant any gift, dedication or any irrevocable rights to the general public or to any public purpose whatsoever of, in, or to any portion of the Shopping Center Tract or any Improvements thereon, it being the intention of the Parties hereto that this Agreement shall be strictly limited to or for the purposes herein expressed.

     Section 11.11 No Third Party Beneficiary. Except as herein specifically provided, no rights, privileges or immunities of any Party hereto shall inure to the benefit of any tenant, customer, employee, or invitee of the Shopping Center or any other third party, nor shall any tenant, customer, employee or invitee of the Shopping Center or any other third party be deemed to be a third party beneficiary of any of the provisions contained herein.

     Section 11.12 Land Covenants. Except as otherwise expressly provided, all covenants, conditions and agreements contained in this Agreement shall be deemed independent real covenants (and not conditions) running with and binding the land, and shall bind and inure to the benefit of each Party, its successors and/ or assigns.

     Section 11.13 Force Majeure. The time within which any Party hereto shall be required to perform any act under this Agreement (except the obligation to pay any sum of money) shall be extended by a period of time equal to the number of days during which performance of such act is prevented, delayed, retarded or hindered by acts of God; fire; earthquake; floods; explosion; actions of the elements; war, declared or undeclared (including "police action"); invasion, insurrection; riot; mob violence; sabotage; inability to procure labor, equipment facilities, materials or supplies in the open market; failure of transportation; strikes; laws; orders of government or civil or military authorities; or any other cause, whether similar or dissimilar to the foregoing, not within the reasonable control of such Party (excluding a Party's inability to obtain required financing). Notwithstanding the foregoing, unless the Party entitled to such extension shall give notice to the other Party of its claim to such extension within fifteen (15) days after the event giving rise to such claim shall have occurred, there shall be excluded in computing the number of days by which the time for performance of the act in question shall be extended, the number of days which shall have elapsed between the occurrence of such event and the actual giving of such notice.

     Section 11.14 Term. This Agreement (unless sooner terminated under conditions contained in this Agreement) shall continue and the obligations hereunder shall remain binding from the Date of this Agreement until December 31, 2031, upon which date this Agreement shall terminate; provided, however, that the easements created pursuant to Article VI shall survive as provided in that Article.

     Section 11.15 Termination Rights. Upon termination of this Agreement in accordance with its provisions and conditions, all rights and privileges derived from, and all duties and obligations created and imposed by all provisions of this Agreement shall terminate and thereafter cease to exist; except that the rights conferred and granted by the "GRANT OF EASEMENTS" article hereof shall not terminate except as therein provided, it being understood that certain easements granted in "GRANT OF EASEMENTS" are perpetual and do not terminate upon the expiration or termination of this Agreement.

     Such termination of this Agreement shall not limit or affect any remedy at law or in equity of any Party against any other Party with respect to any liability or obligation arising or to be performed under this Agreement prior to the date of such termination.

     Section 11.16 Recording. The Parties hereby agree that upon execution of this Agreement, the same shall be recorded of public record and the cost of recording shared equally between Developer and Dillard.

     Section 11.17 Notices. Any notice, demand, request, consent, approval or other communication which any Party hereto is required or desires to give or make or communicate to the other shall be in writing and shall be given or made or communicated by prepaid United States Registered or Certified Mail, return receipt requested (unless otherwise acknowledged in writing by the addressee):

and addressed, in the case of Dillard Store, to:

                 DILLARD DEPARTMENT STORES, INC.
                 900 West Capitol Avenue
                 Little Rock, Arkansas 72201

                 Attention:  President

and addressed, in the case of Condev, to:

                 CONSTRUCTION DEVELOPERS, INCORPORATED
                 900 West Capitol Avenue
                 Little Rock, Arkansas 72201

                 Attention:  President

and addressed, in the case of Developer, to:

                 HERRING-MARATHON MASTER PARTNERSHIP B
                 One Galleria Tower (Suite 1200)
                 13355 Noel Road
                 Dallas, Texas 75240-6614

                 Attention of Mr. M. G. Herring, Jr.

subject to the right of any Party to designate a different address by notice similarly given.

     Any such notice, demand, request, consent, approval or other communication so made shall be deemed to have been given, made or communicated receipt thereof by the Party to whom addressed.

     Section 11.18 Successors. Except as herein otherwise expressly provided, the covenants, conditions and agreements contained in this Agreement shall bind and inure to the benefit of Developer, Department Store and their respective devisees, heirs, successors, administrators and assigns.

     Without limiting the exception stated in the preceding sentence hereof, each transfer (i) of all or any portion of the Developer's Tract or of either the Dillard Tract or Condev Tract, and (ii) of all or any portion of the rights, benefits, obligations or duties of Developer or the Department Store, respectively, under this Agreement shall expressly be made subject to the terms and provisions of this Agreement, as supplemented by each Separate Agreement, and in each case the transferee shall expressly assume all obligations of the transferor, and will assume the same relationships with the other Parties hereto as such transferor had, under this Agreement, as supplemented by the applicable Separate Agreement(s).

     Section 11.19 Mortgagee's Right to Cure Defaults. Each Party serving a notice of default under this Agreement shall send by registered or certified United States mail, postage prepaid, a copy of such notice to any lender of the Party so served, provided such lender shall have sent the Party serving the notice of default a notice informing it of the existence of such mortgage or deed of trust and the address to which copies of such notices of default are to be sent, and such Party and its lender shall be permitted to cure any such default not later than thirty (30) days after a copy of the notice of default shall have been sent to such Party and its lender, provided that in the case of a default which cannot with diligence be remedied within such period of thirty
(30) days, such Party and/or its lender shall within such thirty (30) day period commence curing default and thereafter proceed to remedy such default with diligence and continuity upon the expiration of such time periods.

     Section 11.20 Limitation of Mortgagee's Liability. Anything in this Agreement to the contrary notwithstanding, if a mortgage or deed of trust on a Tract is foreclosed or a deed delivered in lieu of foreclosure, any first mortgagee or beneficiary under a first deed of trust of the said Tract acquiring title as a result thereof shall neither be obligated to pay any money damages for defaults occurring prior to the date such mortgagee or beneficiary acquired title nor to undertake or perform the Developers' obligations pursuant to Articles I and II; provided, however, the first mortgagee or beneficiary shall not be released from the obligation to maintain its Tract and Building after completion as provided for in this Agreement, it being understood that the first mortgagee's liability is limited to its interest in the Developer Tract and the Improvements thereon.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective duly authorized officers and/or partners on the date first above written and to be effective as of December 31, 1986.


WITNESSES:                        DEVELOPER

                                  HERRING-MARATHON MASTER PARTNERSHIP B,
                                  a Texas general partnership,

                                  By: HERRING MARATHON GROUP INC.,
                                       a Delaware corporation,

/s/ [ILLEGIBLE]
---------------
/s/ [ILLEGIBLE]                   By: /s/  M. G. Herring, Jr.,
---------------                            --------------------------------
                                           M. G. Herring, Jr.,
                                           President

WITNESSES:                        CONDEV:

                                  CONSTRUCTION DEVELOPERS, INCORPORATED,
                                  an Arkansas corporation,

/s/ [ILLEGIBLE]                   By: /s/ [ILLEGIBLE]
---------------                       -------------------------------------
Barbara Walston                       Its: Vice President
---------------                          ----------------------------------

                                  ATTEST:

/s/ [ILLEGIBLE]                   By: /s/ [ILLEGIBLE]
---------------                       -------------------------------------
Barbara Walston                       Its: [ILLEGIBLE]
---------------                            --------------------------------

WITNESSES:                        DILLARD STORE

                                  DILLARD DEPARTMENT STORES, INC.,
                                  a Delaware corporation,

/s/ [ILLEGIBLE]                   By: /s/ [ILLEGIBLE]
---------------                       -------------------------------------
Barbara Walston                       Its: [ILLEGIBLE]
---------------                            --------------------------------

                                  ATTEST:

/s/ [ILLEGIBLE]
---------------                   By: /s/ [ILLEGIBLE]
Barbara Walston                       -------------------------------------
---------------                       Its: /s/ [ILLEGIBLE]
                                           --------------------------------

 THE STATE OF TEXAS             (S)
                                (S)
 COUNTY OF DALLAS               (S)


     BE IT KNOWN THAT on this date, before me, the undersigned authority, personally came and appeared M. G. HERRING, JR., President of Herring Marathon Group Inc., Managing Partner of Herring-Marathon Master Partnership B, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed and for the uses and purposes and in the capacity therein set forth and apparent.

     GIVEN UNDER MY AND SEAL OF OFFICE this 15/th/ day of December, 1986.

[S E A L]                                 /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Notary Public in and for
                                          The State of Texas

My commission expires:

_______________________                                  [STAMP]


THE STATE OF ARKANSAS           (S)
                                (S)
COUNTY OF PULASKI               (S)


     BE IT KNOWN THAT on this date, before me, the undersigned authority, personally came and appeared [ILLEGIBLE], the Vice President of CONSTRUCTION DEVELOPERS, INCORPORATED, an Arkansas corporation, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed and for the uses and purposes and in the capacity therein set forth and apparent.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12/th/ day of December, 1986.


[S E A L]                                 /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Notary Public in and for
                                          Pulaski County, Ark

My commission expires:

10-4-91
-------
                                      -66-

THE STATE OF ARKANSAS   (S)
                        (S)
COUNTY OF PULASKI       (S)

     BE IT KNOWN THAT on this date, before me, the undersigned authority, personally came and appeared, the [ILLEGIBLE] Vice Chairman of DILLARD DEPARTMENT STORES, INC., a Delaware corporation, to me personally known and known to me to be the person whose genuine signature is affixed to the foregoing document, who signed said document before me and in the presence of the two witnesses whose names are thereto subscribed as such, being competent witnesses, and who acknowledged, in my presence and in the presence of said witnesses, that he signed the above and foregoing document as his own free act and deed and for the uses and purposes and in the capacity therein set forth and apparent.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this 12/th/ day of December, 1986.

[S E A L]
                                                /s/ [ILLEGIBLE]
                                                -----------------------------
                                                Notary Public in and for
                                                Pulaski County, Arkansas

My commission expires:

10.4.91
-------------------

                                   Exhibit A

                                     PART I

                             Shopping Center Tract

ALL OF THE FOLLOWING:

LOTS 7, 8, 9, 10, 11, 12 and 13 OF HENRY MEIROSE ADDITION, LITTLE ROCK, PULASKI COUNTY, ARKANSAS OF TRACT NO. 1.

                                [COPY ILLEGIBLE]

WAY LINE OF UNIVERSITY AVENUE [ILLEGIBLE] FEET; THENCE NORTH 89 DEGREES 47 MINUTES WEST FOR 227.46 FEET; THENCE SOUTH 00 DEGREES 54 MINUTES 35 SECONDS WEST FOR 50.26 FEET; THENCE SOUTH 18 DEGREES 36 MINUTES 37 SECONDS EAST FOR 40.25 FEET; THENCE SOUTH 42 DEGREES 43 MINUTES [ILLEGIBLE] SECONDS EAST FOR 31.80 FEET; THENCE SOUTH 64 DEGREES 38 MINUTES 40 SECONDS EAST FOR 74.93 FEET; THENCE SOUTH 75 DEGREES 46 MINUTES 10 SECONDS EAST FOR [ILLEGIBLE] FEET TO THE POINT OF BEGINNING, CONTAINING ACREAGE AND LOTS 14 THRU 26, INCLUSIVE, HENRY MEIROSE ADDITION AND PARTS OF [ILLEGIBLE] STREET AND ARTHUR STREET CLOSED BY CITY ORDINANCE.

SAVE AND ACCEPT THE FOLLOWING:

                                       A TRACT OF LAND
                  CONTAINING 0.2413 ACRES, MORE OR LESS
                  IN THE NE 1/4 NE 1/4, SECTION 1 T-1-
                  N, R-13-W, PULASKI COUNTY, ARKANSAS,
                  BEING MORE PARTICULALRLY DESCRIBED BY
                  METES AND BOUNDS AS FOLLOWS:

BEGINNING FOR REFERENCE at the Southeast corner of the NE 1/4 NE 1/4, Section 1, T-1-W, E-13-N, Pulaski County, Arkansas,

THENCE, N 88 (degrees) - 46' W, 657.16 feet along the South Line of [ILLEGIBLE] NE 1/4 NE 1/4 section of land, same line being the centerline of West Markham Street, to a point,

THENCE N 01 (degrees)-22'-27" E, 30.00 feet to a point in the north right-of-way line of West Markham Street (of 60 foot width),

THENCE N 88 (degrees)-46'-00" W, 257.38 feet along the north right-of-way line of West Markham Street to a point, and the POINT OF BEGINNING for this parcel of land,

THENCE N 88 (degrees)-46'-00" W 250.00 feet along the north right-of-way line of West Markham Street to a point;

THENCE N 00 (degrees)-29'-00" E, 42.00 feet to a point;

THENCE S 88 (degrees)-46-00" E, 250.55 feet to a point;

THENCE S 01 (degrees)-14'-00" W, 42.00 feet to a POINT OF BEGINNING and containing 0.2413 acres of land, more or less.

                                    Exhibit A

                                     PART II

                                  Dillard Tract

                                            A TRACT OF LAND
                      CONTAINING 9.9620 ACRES, MORE OR LESS
                      IN THE NE 1/4 NE 1/4, SECTION 1, T-1-
                      N, R-13-W, PULASKI COUNTY, ARKANSAS,
                      BEING MORE PARTICULARLY DESCRIBED BY
                      METES AND BOUNDS AS FOLLOWS:


BEGINNING FOR REFERENCE at the Southeast corner of the NE 1/4 NE 1/4, Section 1, T-1-N, R-13-N, Pulaski County, Arkansas,

THENCE, N 88 (degrees)-46' W, 657.16 feet along the South Line of said NE 1/4 NE 1/4 section of land, same line being the centerline of West Markham Street, to a point:

THENCE N 01 (degrees)-14' E, 30.00 feet to a point in the north right-of-way line of West Markham Street (of 60 foot width) and the POINT OF BEGINNING for this parcel of land;

THENCE N 88 (degrees)-46'-00" W, 257.38 feet along the north right-of-way line of West Markham Street to a point;

THENCE N 01 (degrees)-14'-00" E, 42.00 feet to a point;

THENCE N 88 (degrees)-46'-00" W, 250.55 feet to point;

THENCE N 00 (degrees)-29'-00" E, 168.03 feet to a point;

THENCE N 88 (degrees)-37'-00" W, 150.00 feet to a point in the east right-of-way line of McKinley Street (of 60 foot width);

THENCE N 00 (degrees)-29'-00" E, 576.55 feet along the east right-of-way line of McKinley Street to a point;

THENCE S 88 (degrees)-58'-00 E, 294.00 feet to a point;

THENCE N 00 (degrees)-29'-00" E, 140.00 feet to a point;

THENCE S 88 (degrees)-58'-00" E, 336.50 feet to a point;

THENCE S 00 (degrees)-29'-00" W, 141.96 feet to a point;

THENCE N 89 (degrees)-12'-00" W, 120.92 feet to a point;

THENCE S 01 (degrees)-22'-27" W, 586.31 feet to a point;

THENCE S 88 (degrees)-37'-33" E, 160.00 feet to a point;

THENCE S 01 (degrees)-22'-27" W, 199.53 feet to the POINT OF BEGINNING and containing 9.9620 acres of land, more or less.

                                   Exhibit A

                                    Part III

                                  Condev Tract

                                      A TRACT OF LAND CONTAINING
                      3.7879 ACRES, MORE OR LESS, IN THE NE 1/4
                      NE 1/4, SECTION 1, T-1-N, R-13-W, PULASKI
                      COUNTY, ARKANSAS, BEING MORE PARTICULARLY
                      DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING FOR REFERENCE at the Southeast corner of the NE 1/4 NE 1/4, Section 1, T-1-N, R-13-W, Pulaski County, Arkansas;

THENCE N 00(degrees)-00'-00" W, 204.91 feet along the East line of said NE 1/4 NE 1/4 section of land, same line being the centerline of University Avenue to a point;

THENCE N 90(degrees)-00'-00" W, 40.00 feet to a point on the west right-of-way line of University Avenue (of 80 foot width), and the POINT OF BEGINNING for this tract of land;

THENCE N 88(degrees)-37'-33" W, 200.00 feet to a point;

THENCE S 01(degrees)-22'-27" W, 125.97 feet to a point;

THENCE N 88(degrees)-37'-33" W, 143.49 feet to a point;

THENCE N 01(degrees)-22'-27" E, 150.00 feet to a point;

THENCE S 88(degrees)-37'-33" E, 70.00 feet to a point;

THENCE N 01(degrees)-22'-27" E, 364.90 feet to a point;

THENCE S 88(degrees)-37'-33" E, 59.33 feet to a point;

THENCE N 01(degrees)-22'-27" E, 200.00 feet to a point;

THENCE S 89(degrees)-12'-00" E, 200.00 to a point in the west right-of-way line of University Avenue;

THENCE S 00(degrees)-00'-00" E, 591.11 feet along the west right-of-way line of University Avenue to the POINT OF BEGINNING, and containing 3.7879 acres of land, more or less.

                                    Exhibit A

                                    PART IV

                                DEVELOPER TRACT

All OF THE FOLLOWING:

LOTS 7, 8, 9, 10, 11, 12 and 13 OF HENRY MEIROSE ADDITION, LITTLE ROCK, PULASKI COUNTY, ARKANSAS OF TRACT NO. 1.

                                 [COPY ILLEGIBLE]

WAY LINE OF UNIVERSITY AVENUE [ILLEGIBLE] FEET; THENCE NORTH 89 DEGREES [ILLEGIBLE] MINUTES WEST FOR 227.46 FEET; THENCE SOUTH 00 DEGREES 54 MINUTES 35 SECONDS WEST FOR 50.26 FEET; THENCE SOUTH 18 DEGREES 36 MINUTES 37 SECONDS EAST FOR 40.25 FEET; THENCE SOUTH 42 DEGREES 43 MINUTES 49 SECONDS EAST FOR 31.80 FEET; THENCE SOUTH 46 MINUTES 10 SECONDS EAST FOR 18.28 FEET TO THE POINT OF BEGINNING, CONTAINING ACREAGE AND LOTS 14 THRU 26, INCLUSIVE, HENRY MEILROSE ADDITION AND PARTS OF "3" FEET AND ARTHUR STREET CLOSED BY CITY ORDINANCE.

SAVE AND ACCEPT THE FOLLOWING TRACTS B, C, AND D


TRACT B:

                                       A TRACT OF LAND
                  CONTAINING 0.2413 ACRES, MORE OR LESS
                  IN THE NE 1/4 NE 1/4, SECTION 1 T-1-
                  N, R-13-W, PULASKI COUNTY, ARKANSAS,
                  BEING MORE PARTICULALRLY DESCRIBED BY
                  METES AND BOUNDS AS FOLLOWS:

BEGINNING FOR REFERENCE at the Southeast corner of the NE 1/4 NE 1/4, Section 1, T-1-W, E-13-N, Pulaski County, Arkansas,

THENCE, N 88 (degrees) - 46' W, 657.16 feet along the South Line of said NE 1/4 NE 1/4 section of land, same line being the centerline of West Markham Street, to a point,

THENCE N 01 (degrees)-22'-27" E, 30.00 feet to a point in the north right-of-way line of West Markham Street (of 60 foot width),

THENCE N 88 (degrees)-46'-00" W, 257.38 feet along the north right-of-way line of West Markham Street to a point, and the POINT OF BEGINNING for this parcel of land,

THENCE N 88 (degrees)-46'-00" W 250.00 feet along the north right-of-way line of West Markham Street to a point;

THENCE N 00 (degrees)-29'-00" E, 42.00 feet to a point;

THENCE S 88 (degrees)-46-00" E, 250.55 feet to a point;

THENCE S 01 (degrees)-14'-00" W, 42.00 feet to a POINT OF BEGINNING and containing 0.2413 acres of land, more or less.

TRACT C:

                                      A TRACT OF LAND CONTAINING 3.7879 ACRES,
                      MORE OR LESS, IN THE NE 1/4 NE 1/4, SECTION 1, T-1-N, R-13-W, PULASKI COUNTY, ARKANSAS, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING FOR REFERENCE at the Southeast corner of the NE 1/4 NE 1/4, Section 1, T-1-N, R-13-W, Pulaski County, Arkansas;

THENCE N 00(degrees)-00(feet)-00(inches) W, 204.91 feet along the East line of said NE 1/4 NE 1/4 section of land, same line being the centerline of University Avenue to a point;

THENCE N 90(degrees)-00(feet)-00(inches) W, 40.00 feet to a point on the west right-of-way line of University Avenue (of 80 foot width), and the POINT OF BEGINNING for this tract of land;

THENCE N 88(degrees)-37(feet)-33(inches) W, 200.00 feet to a point;

THENCE S 01(degrees)-22(feet)-27(inches) W, 125.97 feet to a point;

THENCE N 88(degrees)-37(feet)-33(inches) W, 143.49 feet to a point;

THENCE N 01(degrees)-22(feet)-27(inches) E, 150.00 feet to a point;

THENCE S 88(degrees)-37(feet)-33(inches) E, 70.00 feet to a point;

THENCE N 01(degrees)-22(feet)-27(inches) E, 364.90 feet to a point;

THENCE S 88(degrees)-37(feet)-33(inches) E, 59.33 feet to a point;

THENCE N 01(degrees)-22(feet)-27(inches) E, 200.00 feet to a point;

THENCE S 89(degrees)-12(feet)-00(inches) E, 200.00 to a point in the west right-of-way line of University Avenue;

THENCE S 00(degrees)-00(feet)-00(inches) E, 591.11 feet along the west right-of-way line of University Avenue to the POINT OF BEGINNING, and containing
3.7879 acres of land, more or less.

TRACT D:

                                      A TRACT OF LAND CONTAINING
                      9.9620 ACRES, MORE OR LESS IN THE NE 1/4
                      NE 1/4, SECTION 1, T-1-N, R-13-W, PULASKI
                      COUNTY, ARKANSAS, BEING MORE PARTICULARLY
                      DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING FOR REFERENCE at the Southeast corner of the NE 1/4 NE 1/4, Section 1, T-1-N, R-13-N, Pulaski County, Arkansas;

THENCE, N 88(degrees)-46' W, 657.16 feet along the South Line of said NE 1/4 NE 1/4 section of land, same line being the centerline of West Markham Street, to a point;

THENCE N 01(degrees)-14' E, 30.00 feet to a point in the north right-of-way line of West Markham Street (of 60 foot width) and the POINT OF BEGINNING for this parcel of land;

THENCE N 88(degrees)-46'-00" W, 257.38 feet along the north right-of-way line of West Markham Street to a point;

THENCE N 01(degrees)-14'-00" E, 42.00 feet to a point;

THENCE N 88(degrees)-46'-00" W, 250.55 feet to a point;

THENCE N 00(degrees)-29'-00" E, 168.03 feet to a point;

THENCE N 88(degrees)-37'-00" W, 150.00 feet to a point in the east right-of-way line of McKinley Street (of 60 foot width);

THENCE N 00(degrees)-29'-00" E, 576.55 feet along the east right-of-way line of McKinley Street to a point;

THENCE S 88(degrees)-58'-00" E, 294.00 feet to a point;

THENCE N 00(degrees)-29'-00" E, 140.00 feet to a point;

THENCE S 88(degrees)-58'-00" E, 336.50 feet to a point;

THENCE S 00(degrees)-29'-00" W, 141.96 feet to a point;

THENCE N 89(degrees)-12'-00" W, 120.92 feet to a point;

THENCE S 01(degrees)-22'-27" W, 586.31 feet to a point;

THENCE S 88(degrees)-37'-33" E, 160.00 feet to a point;

THENCE S 01(degrees)-22'-27" W, 199.53 feet to the POINT OF BEGINNING and containing 9.9620 acres of land, more or less.